UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2031

MFS SERIES TRUST V

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

September 30, 2012

MFS® INTERNATIONAL NEW DISCOVERY FUND

MIO-ANN

MFS® INTERNATIONAL NEW DISCOVERY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

World financial markets face major economic and political challenges. While the European debt crisis continues, there are signs of improvement given the European Central Bank's willingness to backstop troubled sovereigns and the agreement to provide direct financial aid to struggling banks. Economic activity in China, until recently the world’s growth engine, appears to be bottoming. Even the relatively strong and stable US economy has been affected by uncertainty over the presidential election and the threat of a “fiscal cliff” at year-end. At the same time, global consumer and producer confidence is weak. And a search for safe havens by nervous investors has kept yields historically low on highly rated government bonds, including those issued by Germany and the United States.

But there is also good news: Global economic data have modestly improved, performing slightly better than expected. However, the improvement is too short-lived to be called a trend. Equity markets have been largely range bound since the Fed extended its quantitative easing program. Equity markets have started to build in expectations of further stimulus activity by the US, European and Chinese central banks. It is hard to know how much of the recent gain in financial markets has been the result of actual economic improvements versus expectations that renewed central bank action will soon lead to an economic rebound.

Through all this uncertainty, managing risk remains a top priority for investors and their advisors. At MFS®, our emphasis on global research is designed to keep our investment process functioning smoothly at all times. Close collaboration among colleagues around the world is vital in periods of uncertainty and heightened volatility. We share ideas and evaluate opportunities across continents and across all investment disciplines and types of investments. We employ this uniquely collaborative approach to build better insights — and better results — for our clients.

Like our investors, we are mindful of the many economic challenges we face at the local, national and international levels. In times like these, it is more important than ever to maintain a long-term view, adhere to time-tested investing principles such as asset allocation and diversification and work closely with investment advisors to research and identify the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

November 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Bunzl PLC	2.3%
Croda International PLC	2.2%
Amadeus Holdings AG	1.8%
Bellway PLC	1.1%
Aberdeen Asset Management PLC	1.1%
JGC Corp.	1.1%
Swedish Match AB	1.1%
Hiscox Ltd.	1.0%
VTech Holdings Ltd.	1.0%
OBIC Co. Ltd.	1.0%

Equity sectors
Financial Services	16.7%
Special Products & Services	13.5%
Retailing	9.5%
Consumer Staples	9.2%
Industrial Goods & Services	7.9%
Basic Materials	7.8%
Technology	7.3%
Health Care	6.5%
Leisure	5.2%
Autos & Housing	4.8%
Transportation	3.2%
Utilities & Communications	2.9%
Energy	2.9%

Issuer country weightings (x)
United Kingdom	24.4%
Japan	14.2%
Brazil	6.4%
Germany	6.2%
France	4.3%
United States	3.5%
Hong Kong	3.1%
Denmark	3.0%
Australia	2.9%
Other Countries	32.0%

Currency exposure weightings (y)
British Pound Sterling	24.4%
Euro	17.5%
Japanese Yen	14.2%
Brazilian Real	6.4%
United States Dollar	5.8%
Hong Kong Dollar	4.6%
Danish Krone	3.0%
Australian Dollar	2.9%
Swiss Franc	2.5%
Other Currencies	18.7%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 9/30/12.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2012, Class A shares of the MFS International New Discovery Fund (the “fund”) provided a total return of 24.13%, at net asset value. This compares with a return of 13.90% for the fund’s benchmark, the MSCI All Country World (ex-US) Small Mid Cap Index. Effective December 1, 2011, the MSCI All Country World (ex-US) Small Mid Cap Index replaced the Standard & Poor’s Global Ex U.S. SmallCap Index as the fund’s primary benchmark. The Standard & Poor’s Global Ex U.S. SmallCap Index generated a return of 15.04% over the reporting period.

Market Environment

At the beginning of the reporting period, markets were roiled by several global concerns. These included the aftermath of the U.S. sovereign debt-ceiling debacle, the path of eurozone integration and the scope of its bailout facilities, and the likelihood of a Chinese hard landing. Amidst this turmoil, global equity markets had declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators had fallen precipitously, while highly-rated sovereign bond yields hit multi-decade lows.

During the middle of the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Long Term Refinancing Operations, or LTROs), coupled with healthier global macroeconomic conditions, led by moderate but sustained U.S. growth, ushered in improved market dynamics.

During the second half of the period, market trends were more mixed. Worsening conditions were driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, broad market sentiment remained relatively resilient, as equity markets generally maintained gains and credit spreads did not indicate deterioration.

Contributors to Performance

Stock selection in the basic materials sector was a key driver of positive relative performance. The fund’s overweight positions in shares of UK-based specialty chemical products makers Croda International and Elementis contributed to strong performance. Shares of Croda International rose steadily throughout the reporting period due to better pricing and increased volume in the company’s consumer care and performance technologies divisions.

Stock selection, and to a lesser extent, an overweight position in the special products & services sector had a positive impact on relative results. The fund’s holdings of distribution and outsourcing service providers Bunzl (United Kingdom) and Amadeus Holdings AG (Spain) were top relative contributors within the sector. Shares of Bunzl reached an all-time high during the reporting period primarily due to increased organic growth, market share, and acquisition opportunities.

Stock selection in the financial services and industrial goods & services sectors boosted relative performance. Within the financial services sector, the fund’s holdings of UK-based asset management firm Aberdeen Asset Management and insurance

4

Management Review – continued

company Hiscox (Bermuda) supported positive performance. Shares of Hiscox appreciated as the company reported strong earnings that included significant reserve releases during the reporting period. Within the industrial goods & services sector the fund’s overweight position in shares of South Korea-based industrial parts manufacturer T.K. Corp. helped.

Elsewhere, the fund’s holdings of strong-performing homebuilding company Bellway (United Kingdom) and communications equipment manufacturer VTech Holdings (Hong Kong) contributed to relative performance. Shares of Bellway spiked late in the period as the company reported improved operating margins, better cost controls, and new land available for development.

Detractors from Performance

During the reporting period, stock selection in the health care sector detracted from relative performance. Within this sector, the fund’s ownership of healthcare services provider Miraca Holdings (Japan) held back relative results.

Elsewhere, top individual detractors from relative performance included the fund’s holdings of restaurant chain operator Ajisen (Hong Kong), diversified home support services provider Homeserve (h) (United Kingdom), Japanese parcel delivery services company Yamato Holdings (b), homebuilding company Urbi Desarrollos Urbanos (Mexico), automobile manufacturer Guangzhou Automobile Group (b) (China), Brazilian real estate company PDG Realty, and banking firm Chiba Bank (b) (Japan). Not holding shares of strong-performing savings and wealth management company Old Mutual (United Kingdom) also held back relative performance. Shares of Yamato Holdings performed slightly better than the Japanese market but Japan underperformed the global and international benchmarks. Additionally, shares of Urbi Desarrollos Urbanos depreciated as the company reported earnings that were below consensus expectations on the back of weak demand for units sold and an FX loss intended to hedge its U.S. dollar-denominated debt.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

The fund’s cash and/or cash equivalents position also held back relative performance. The fund strives to be fully invested and only holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

David Antonelli	Peter Fruzzetti	Jose Luis Garcia	Robert Lau
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

5

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 9/30/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 9/30/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	10/09/97	24.13%	0.84%	13.16%	N/A
B	10/02/00	23.16%	0.10%	12.37%	N/A
C	10/02/00	23.17%	0.10%	12.36%	N/A
I	10/09/97	24.40%	1.11%	13.49%	N/A
R1	4/01/05	23.20%	0.10%	N/A	7.04%
R2	10/31/03	23.82%	0.60%	N/A	9.97%
R3	4/01/05	24.15%	0.84%	N/A	7.83%
R4	4/01/05	24.42%	1.11%	N/A	8.12%
R5	6/01/12	N/A	N/A	N/A	13.07%
529A	7/31/02	24.03%	0.72%	12.94%	N/A
529B	7/31/02	23.16%	0.01%	12.17%	N/A
529C	7/31/02	23.12%	0.00%	12.18%	N/A
Comparative benchmarks
MSCI All Country World (ex-US) Small Mid Cap Index (f)(z)		13.90%	(2.67)%	12.61%	N/A
Standard & Poor’s Global Ex U.S. SmallCap Index (f)(z)		15.04%	(2.57)%	13.09%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		16.99%	(0.35)%	12.49%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		19.16%	(0.20)%	12.37%	N/A
C With CDSC (1% for 12 months) (x)		22.17%	0.10%	12.36%	N/A
529A With Initial Sales Charge (5.75%)		16.89%	(0.47)%	12.28%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (x)		19.16%	(0.29)%	12.17%	N/A
529C With CDSC (1% for 12 months) (x)		22.12%	0.00%	12.18%	N/A

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

8

Performance Summary – continued

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.
(z)	Effective December 1, 2011, the MSCI All Country World (ex-US) Small Mid Cap Index replaced the Standard & Poor’s Global Ex U.S. SmallCap Index as the fund’s primary benchmark as the new benchmark more appropriately aligns with the fund’s investment strategy.

Benchmark Definitions

MSCI All Country World (ex-US) Small Mid Cap Index – a free float weighted index that is designed to measure equity market performance of small and mid cap companies across global developed and emerging market countries, excluding the United States.

Standard & Poor’s Global Ex U.S. SmallCap Index – represents the small capitalization stock component (the bottom 20% of the available market capitalization within each country) of the S&P Global Broad Market Index (BMI). The BMI is a float-weighted index that spans 22 countries and includes the listed shares of all companies with an available market capitalization (float) of at least $100 million.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2012 through September 30, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2012 through September 30, 2012.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/12	Ending Account Value 9/30/12	Expenses Paid During Period (p) 4/01/12-9/30/12
A	Actual	1.39%	$1,000.00	$1,039.37	$7.09
	Hypothetical (h)	1.39%	$1,000.00	$1,018.05	$7.01
B	Actual	2.14%	$1,000.00	$1,035.23	$10.89
	Hypothetical (h)	2.14%	$1,000.00	$1,014.30	$10.78
C	Actual	2.14%	$1,000.00	$1,035.01	$10.89
	Hypothetical (h)	2.14%	$1,000.00	$1,014.30	$10.78
I	Actual	1.14%	$1,000.00	$1,040.52	$5.82
	Hypothetical (h)	1.14%	$1,000.00	$1,019.30	$5.76
R1	Actual	2.14%	$1,000.00	$1,035.41	$10.89
	Hypothetical (h)	2.14%	$1,000.00	$1,014.30	$10.78
R2	Actual	1.64%	$1,000.00	$1,038.02	$8.36
	Hypothetical (h)	1.64%	$1,000.00	$1,016.80	$8.27
R3	Actual	1.39%	$1,000.00	$1,039.15	$7.09
	Hypothetical (h)	1.39%	$1,000.00	$1,018.05	$7.01
R4	Actual	1.14%	$1,000.00	$1,040.73	$5.82
	Hypothetical (h)	1.14%	$1,000.00	$1,019.30	$5.76
R5	Actual	1.05%	$1,000.00	$1,130.68	$3.73	(i)
	Hypothetical (h)	1.05%	$1,000.00	$1,019.75	$5.30
529A	Actual	1.44%	$1,000.00	$1,038.55	$7.34
	Hypothetical (h)	1.44%	$1,000.00	$1,017.80	$7.26
529B	Actual	2.19%	$1,000.00	$1,034.95	$11.14
	Hypothetical (h)	2.19%	$1,000.00	$1,014.05	$11.03
529C	Actual	2.19%	$1,000.00	$1,035.00	$11.14
	Hypothetical (h)	2.19%	$1,000.00	$1,014.05	$11.03

(h)	5% class return per year before expenses.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

11

Expense Table – continued

Expense Changes Impacting the Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios would have been 1.38%, 2.13%, 2.13%, 1.13%, 2.13%, 1.63%, 1.38%, 1.13%, 1.43%, 2.18%, and 2.18% for Classes A, B, C, I, R1, R2, R3, R4, 529A, 529B, and 529C, respectively; the actual expenses paid during the period would have been approximately $7.04, $10.84, $10.84, $5.77, $10.84, $8.31, $7.04, $5.77, $7.29, $11.09, and $11.09 for Classes A, B, C, I, R1, R2, R3, R4, 529A, 529B, and 529C, respectively; and the hypothetical expenses paid during the period would have been approximately $6.96, $10.73, $10.73, $5.70, $10.73, $8.22, $6.96, $5.70, $7.21, $10.98, and $10.98 for Classes A, B, C, I, R1, R2, R3, R4, 529A, 529B, and 529C, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

12

PORTFOLIO OF INVESTMENTS

9/30/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.4%
Issuer	Shares/Par	Value ($)

Aerospace - 0.7%
Cobham PLC	2,345,215	$8,395,897
Meggitt PLC	2,121,323	13,527,348

		$21,923,245
Airlines - 1.9%
Copa Holdings S.A., “A”	134,410	$10,923,501
Grupo Aeroportuario del Sureste S.A. de C.V., ADR	166,100	14,716,460
Koninklijke Vopak N.V.	85,931	6,033,656
Qantas Airways Ltd. (a)	7,235,151	9,114,834
Stagecoach Group PLC	4,863,907	22,054,697

		$62,843,148
Alcoholic Beverages - 0.8%
Carlsberg Group	217,177	$19,241,399
Davide Campari-Milano S.p.A.	1,116,014	8,776,899

		$28,018,298
Apparel Manufacturers - 2.1%
Arezzo Indústria e Comércio S.A.	433,660	$7,820,747
Burberry Group PLC	329,050	5,318,813
Cia.Hering S.A.	298,800	6,754,966
Gerry Weber International AG	341,639	14,118,986
Li & Fung Ltd.	3,890,000	6,030,113
Stella International Holdings Ltd.	6,927,500	17,081,886
Top Glove Corp.	7,449,400	11,942,437

		$69,067,948
Automotive - 2.1%
Exide Industries Ltd.	3,558,390	$10,342,235
Geely Automobile Holdings Ltd.	29,030,000	10,950,552
GKN PLC	2,154,051	7,471,521
Guangzhou Automobile Group Co. Ltd., “H”	13,198,000	8,629,263
Mando Corp.	46,863	6,463,560
Motherson Sumi Systems Ltd.	3,488,005	14,786,575
USS Co. Ltd.	107,400	11,336,694

		$69,980,400
Biotechnology - 0.2%
Abcam PLC	494,504	$3,208,074

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Biotechnology - continued
Lonza Group AG	51,830	$2,710,811

		$5,918,885
Broadcasting - 1.1%
Havas S.A.	1,975,921	$10,176,942
Nippon Television Network Corp.	369,900	5,427,188
Proto Corp.	525,600	8,225,456
Rightmove PLC	510,249	12,919,537

		$36,749,123
Brokerage & Asset Managers - 5.2%
Aberdeen Asset Management PLC	7,255,973	$36,451,416
Bolsa Mexicana de Valores S.A. de C.V.	6,952,100	14,334,394
CETIP S.A. Mercados Organizados	853,257	11,195,776
Computershare Ltd.	1,239,422	10,631,731
Daiwa Securities Group, Inc.	2,207,000	8,399,270
GAM Holding Ltd.	147,007	1,914,764
Hargreaves Lansdown PLC	1,227,810	12,461,066
ICAP PLC	1,781,120	9,235,326
IG Group Holdings PLC	2,081,970	14,994,365
Osaka Securities Exchange Co. Ltd.	477	2,075,109
Rathbone Brothers PLC	739,247	15,864,752
Schroders PLC	1,039,514	25,481,257
Yuanta Financial Holding Co. Ltd.	23,421,360	12,255,327

		$175,294,553
Business Services - 10.1%
Amadeus Fire AG (h)	261,051	$11,783,158
Amadeus Holdings AG	2,630,978	61,296,411
Brenntag AG	151,556	19,397,801
Brunel International N.V.	132,890	5,805,336
Bunzl PLC	4,248,570	76,083,952
Cabcharge Australia Ltd. (l)	2,227,250	12,538,028
Capgemini	141,640	5,992,827
Capita PLC	465,515	5,822,022
Cielo S.A.	187,891	4,688,818
Cognizant Technology Solutions Corp., “A” (a)	174,770	12,219,918
CTS Eventim AG	159,555	4,743,511
Electrocomponents PLC	1,301,105	4,208,352
Intertek Group PLC	518,008	22,919,533
LPS Brasil - Consultoria de Imoveis S.A.	625,300	11,255,246
LSL Property Services PLC	2,150,478	7,292,443
Misumi Group Inc.	107,700	2,650,849
MITIE Group PLC	1,295,749	6,095,090

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Service - continued
Multiplus S.A.	349,420	$6,980,644
Nomura Research Institute Ltd.	685,700	14,039,325
Premier Farnell PLC	2,013,250	5,598,215
Redecard S.A.	33,300	574,095
Serco Group PLC	683,275	6,399,444
Sodexo	334,223	25,164,010
Travis Perkins PLC	347,560	5,842,507

		$339,391,535
Cable TV - 1.7%
Dish TV India Ltd. (a)	9,371,438	$14,667,024
Jupiter Telecommunications Co. Ltd.	2,110	2,141,363
Kabel Deutschland Holding AG (a)	124,209	8,860,216
Naspers	240,522	14,881,847
Telenet Group Holding N.V.	255,414	11,438,459
Virgin Media, Inc.	188,040	5,535,898

		$57,524,807
Chemicals - 0.6%
Nufarm Ltd.	1,986,045	$12,459,126
Victrex PLC	429,721	9,173,536

		$21,632,662
Computer Software - 1.7%
Dassault Systemes S.A.	107,168	$11,259,680
OBIC Co. Ltd.	162,810	34,151,713
OBIC Business Consultants Co. Ltd.	46,750	2,648,422
Totvs S.A.	431,900	8,971,419

		$57,031,234
Computer Software - Systems - 1.9%
Asustek Computer, Inc.	1,707,000	$18,445,004
Brother Industries Ltd.	158,000	1,465,812
Konica Minolta Holdings, Inc.	1,472,500	11,321,117
NICE Systems Ltd. (a)	364,150	12,152,848
Venture Corp. Ltd.	2,846,000	18,646,599

		$62,031,380
Conglomerates - 0.9%
Alfa S.A.B de C.V.	4,764,200	$8,794,250
DCC PLC	422,826	12,171,097
First Pacific Co. Ltd.	4,388,000	4,762,356
Smiths Group PLC	301,444	5,047,823

		$30,775,526

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Construction - 2.6%
Bellway PLC	2,494,270	$37,075,413
China Shanshui Cement Group Ltd.	6,712,000	4,357,624
Corporacion GEO S.A.B. de C.V. (a)	3,904,000	4,789,105
Corporacion Moctezuma S.A. de C.V.	1,551,200	3,404,463
Geberit AG	83,600	18,177,778
PDG Realty S.A.	3,654,400	6,886,081
PT Semen Gresik (Persero) Tbk.	4,629,500	6,951,180
Urbi Desarrollos Urbanos S.A.B. de C.V. (a)	8,207,700	5,056,582

		$86,698,226
Consumer Products - 4.4%
Beiersdorf AG	239,895	$17,602,621
Chr. Hansen Holding A/S	349,042	10,516,684
Christian Dior S.A.	237,150	31,815,859
Dabur India Ltd.	6,606,200	16,031,730
Dr. Ci:Labo Co. Ltd.	651	2,194,748
Hengan International Group Co. Ltd.	422,500	3,993,945
Henkel KGaA, IPS	237,702	18,904,855
Kimberly-Clark de Mexico S.A. de C.V., “A”	3,478,480	8,309,924
Kose Corp.	115,400	2,689,808
Milbon Co. Ltd.	186,030	6,231,857
PZ Cussons	487,985	2,363,995
Shiseido Co. Ltd.	205,500	2,820,227
Uni-Charm Corp.	433,000	24,856,996

		$148,333,249
Consumer Services - 2.0%
Abril Educacao S.A., IEU	377,190	$6,344,644
Anhanguera Educacional Participacoes S.A.	609,700	10,135,351
Dignity PLC	1,731,123	25,508,184
Estacio Participacoes S.A.	585,140	9,813,669
Kakaku.com, Inc.	42,900	1,610,702
Kroton Educacional S.A., IEU (a)	655,355	11,217,570
Rakuten	253,000	2,574,296

		$67,204,416
Containers - 0.9%
Klabin S.A., IPS	1,121,900	$5,866,144
Mayr-Melnhof Karton AG	114,649	10,732,968
Viscofan S.A.	329,413	15,078,380

		$31,677,492
Electrical Equipment - 2.3%
Domino Printing Sciences PLC	1,083,998	$9,688,685

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electrical Equipment - continued
IMI PLC	611,453	$8,886,369
Kaba Holding AG	3,844	1,499,998
Keyence Corp.	14,300	3,653,115
Legrand S.A.	372,128	14,025,696
OMRON Corp.	95,621	1,837,923
Pfeiffer Vacuum Technology AG	62,809	6,708,033
Sensata Technologies Holding B.V. (a)	367,930	10,953,276
Spectris PLC	659,222	18,362,826

		$75,615,921
Electronics - 2.7%
Advantech Co. Ltd.	3,558,787	$12,990,268
ASM International N.V.	303,446	10,204,816
Chroma Ate, Inc.	3,127,000	6,569,325
Halma PLC	1,244,227	8,516,904
Hirose Electric Co. Ltd.	73,608	8,201,015
Infineon Technologies AG	1,156,480	7,338,533
Media Tek, Inc.	441,464	4,639,830
Melexis N.V.	161,288	2,723,438
MStar Semiconductor, Inc.	383,000	3,068,853
Seoul Semiconductor Co. Ltd.	475,416	9,313,695
Siliconware Precision Industries Co.	14,629,000	16,081,421

		$89,648,098
Energy - Independent - 0.7%
Athabasca Oil Corp. (a)	339,490	$4,551,397
Bankers Petroleum Ltd. (a)	2,224,481	6,675,027
Cairn Energy PLC	2,736,139	12,154,791

		$23,381,215
Engineering - Construction - 1.4%
Cape PLC	306,604	$1,188,250
JGC Corp.	1,085,000	36,217,645
Outotec Oyj	96,304	4,572,764
Toshiba Plant Kensetsu Co. Ltd.	270,000	3,592,776

		$45,571,435
Food & Beverages - 3.0%
Arca Continental S.A.B de C.V.	1,176,046	$8,359,116
Associated British Foods PLC	313,362	6,522,559
Booker Group PLC	10,630,387	16,024,413
Britvic PLC	2,490,331	14,641,868
Coca-Cola Hellenic Bottling Co. S.A.	405,317	7,562,780
D.E Master Blenders 1753 N.V. (a)	250,000	3,011,836

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Beverages - continued
Kerry Group PLC	296,806	$15,199,210
M Dias Branco S.A Industria e Comercio de Alimentos	460,500	15,083,093
Shenguan Holdings Group Ltd.	11,119,000	6,123,011
Want Want China Holdings Ltd.	6,000,000	7,652,775

		$100,180,661
Food & Drug Stores - 3.4%
Alimentation Couche-Tard, Inc.	226,380	$10,403,670
Brazil Pharma S.A.	816,000	4,890,566
Cosmos Pharmaceutical Corp.	132,900	12,174,844
CP All PLC	10,357,100	11,945,323
Dairy Farm International Holdings Ltd.	690,300	7,669,233
E-Mart Co. Ltd.	37,686	8,222,647
FamilyMart Co. Ltd.	120,100	5,909,585
Lawson, Inc.	280,700	21,581,240
O’Key Group S.A., GDR	1,818,250	17,455,200
Raia Drogasil S.A.	560,100	6,434,692
Sundrug Co. Ltd.	203,600	7,393,675

		$114,080,675
Furniture & Appliances - 0.1%
SEB S.A.	35,280	$2,444,548

Gaming & Lodging - 1.0%
Ladbrokes PLC	1,402,368	$3,913,132
Minor International Public Co. Ltd.	7,976,300	3,990,741
Paddy Power PLC	144,906	10,723,918
Shangri-La Asia Ltd.	3,798,000	7,338,852
William Hill PLC	1,635,975	8,369,135

		$34,335,778
General Merchandise - 0.9%
Clicks Group Ltd.	1,096,880	$7,627,948
David Jones Ltd.	1,262,366	3,286,725
Dollarama, Inc.	226,370	14,448,904
Lojas Renner S.A.	133,200	4,461,354

		$29,824,931
Health Maintenance Organizations - 0.3%
Odontoprev S.A.	1,594,000	$8,924,356

Insurance - 4.1%
Admiral Group PLC	318,890	$5,422,356
Amlin PLC	2,293,050	14,940,867

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Insurance - continued
Brasil Insurance Paticipaco e Administracao S.A.	1,174,500	$11,036,737
Catlin Group Ltd.	1,468,125	11,277,554
Hiscox Ltd.	4,411,296	34,619,533
Insurance Australia Group Ltd.	4,918,740	22,218,349
Intact Financial Corp.	113,250	6,888,770
Jardine Lloyd Thompson Group PLC	1,328,343	16,420,038
Samsung Fire & Marine Insurance Co. Ltd.	37,824	8,113,815
Storebrand A.S.A. (a)	1,547,912	7,111,495

		$138,049,514
Leisure & Toys - 0.2%
Sankyo Co. Ltd.	55,800	$2,593,947
Shimano, Inc.	53,300	3,879,344

		$6,473,291
Machinery & Tools - 3.1%
Aalberts Industries N.V.	217,557	$3,905,616
Burckhardt Compression Holding AG	26,703	7,928,562
ElringKlinger AG	114,543	3,030,714
Faiveley S.A.	31,757	1,971,703
Finning International, Inc.	226,470	5,491,857
GEA Group AG	749,832	22,687,294
GLORY Ltd.	87,900	2,051,006
Neopost S.A.	150,842	8,329,284
Rotork PLC	191,565	7,000,345
Sinotruk (Hong Kong) Ltd.	10,067,000	5,855,285
Spirax-Sarco Engineering PLC	269,580	9,102,495
T.K. Corp. (a)	727,596	19,546,925
Thermax Ltd.	640,629	6,819,246

		$103,720,332
Medical & Health Technology & Services - 1.8%
Diagnosticos da America S.A.	1,380,100	$8,305,448
Fleury S.A.	584,800	6,995,388
Hogy Medical Co. Ltd.	47,200	2,534,188
Kobayashi Pharmaceutical Co. Ltd.	366,100	19,538,781
Miraca Holdings, Inc.	514,800	23,121,143

		$60,494,948
Medical Equipment - 2.4%
DIASORIN S.p.A.	96,046	$3,344,788
Fisher & Paykel Healthcare Corp. Ltd.	8,032,421	15,311,721
Nakanishi, Inc.	86,100	9,235,251
Nihon Kohden Corp.	241,000	8,365,825

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Medical Equipment - continued
Smith & Nephew PLC	760,168	$8,390,094
Sonova Holding AG	307,450	31,071,901
Sysmex Corp.	83,900	4,024,605

		$79,744,185
Metals & Mining - 1.2%
Iluka Resources Ltd.	2,307,479	$23,298,848
Maanshan Iron & Steel Co. Ltd. (a)	15,696,000	3,659,697
MOIL Ltd.	1,517,967	7,258,153
Ternium S.A., ADR	287,090	5,632,706

		$39,849,404
Network & Telecom - 1.0%
VTech Holdings Ltd.	2,821,400	$34,502,856

Oil Services - 2.2%
AMEC PLC	1,171,370	$21,676,914
Fugro N.V.	158,669	10,790,261
Global Ports Investments PLC, GDR	317,260	4,536,818
John Wood Group PLC	858,761	11,142,354
Petrofac Ltd.	180,217	4,641,680
Petroleum Geo-Services ASA	215,497	3,562,214
Schoeller-Bleckmann Nooter Apparatetechnik GMBH	76,474	7,938,486
Technip	84,880	9,436,082

		$73,724,809
Other Banks & Diversified Financials - 4.6%
Aeon Credit Service Co. Ltd.	674,900	$14,528,857
BDO Unibank, Inc. (a)	558,223	868,481
Chiba Bank Ltd.	1,954,451	11,328,234
Credicorp Ltd.	204,760	25,652,333
Federal Bank Ltd.	1,278,574	10,819,382
Julius Baer Group Ltd.	145,746	5,082,901
Jyske Bank (a)	677,819	20,142,376
Public Bank Berhad	2,317,000	10,900,854
Public Bank Berhad	42,088	198,013
Shizuoka Bank Ltd.	947,000	9,695,707
Sydbank A/S (a)	1,107,278	20,880,154
TISCO Financial Group Public Co. Ltd.	11,159,000	16,767,503
Wing Hang Bank	620,500	5,812,090

		$152,676,885
Pharmaceuticals - 1.8%
Genomma Lab Internacional S.A., “B” (a)	4,258,200	$8,234,047

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Pharmaceuticals - continued
Hisamitsu Pharmaceutical Co., Inc.	89,700	$4,949,683
Santen Pharmaceutical Co. Ltd.	527,600	24,228,645
Virbac SA	138,322	23,960,792

		$61,373,167
Pollution Control - 0.4%
Daiseki Co. Ltd.	320,700	$4,984,740
Progressive Waste Solutions Ltd. (l)	362,160	7,459,811

		$12,444,551
Printing & Publishing - 0.1%
De La Rue PLC	186,395	$3,049,035

Railroad & Shipping - 0.1%
Precious Shipping Public Co. Ltd.	8,631,100	$3,701,446

Real Estate - 2.8%
Ascendas India Trust, REIT	24,442,000	$15,214,627
Asian Property Development Public Co. Ltd.	16,327,100	4,800,528
Brasil Brokers Participacoes S.A.	2,827,200	9,957,434
Deutsche Wohnen AG	1,598,103	28,073,290
Midland Holdings Ltd.	29,106,000	17,246,538
Primaris Retail, REIT	396,300	9,827,885
Supalai PLC	11,250,600	7,310,331

		$92,430,633
Restaurants - 1.1%
Ajisen (China) Holdings Ltd.	12,071,000	$7,997,022
Domino’s Pizza UK & IRL PLC	1,863,802	15,981,334
Whitbread PLC	324,058	11,868,191

		$35,846,547
Special Products & Services - 0.5%
Filtrona PLC	1,566,850	$13,030,269
SK KAKEN Co. Ltd.	53,000	2,234,367
Tikkurila Oyj	131,159	2,492,793

		$17,757,429
Specialty Chemicals - 5.1%
Air Water, Inc.	347,000	$4,250,794
Chugoku Marine Paints Ltd.	697,000	3,325,440
Croda International PLC	1,901,589	74,464,133
Elementis PLC	3,485,293	13,057,079
Fuchs Petrolub AG, IPS	255,966	16,191,535

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Chemicals - continued
Japan Pure Chemical Co. Ltd.	385	$942,273
Kansai Paint Co. Ltd.	957,000	10,542,676
Mexichem S.A.B de C.V.	1,285,300	6,126,063
Sika AG	7,361	15,011,587
Symrise AG	795,341	26,931,095

		$170,842,675
Specialty Stores - 3.1%
ABC-Mart, Inc.	334,600	$14,792,030
Cj O Shopping Co. Ltd.	51,865	11,106,345
Delticom AG	39,094	2,612,363
DeNA Co. Ltd.	36,300	1,194,922
Esprit Holdings Ltd.	2,127,205	3,270,070
Hyundai Home Shopping Network Corp.	51,165	5,503,433
JB Hi-Fi Ltd. (l)	480,419	4,505,382
M.Video OJSC	671,850	5,580,910
Mitra Adiperkasa Tbk.	3,276,500	2,187,287
MonotaRO Co. Ltd.	405,900	11,099,246
NEXT PLC	469,755	26,170,333
Nitori Co. Ltd.	80,750	7,501,762
Point, Inc.	51,640	1,862,719
Shimamura Co. Ltd.	33,400	3,882,951
Yamada Denki Co. Ltd.	80,890	3,550,080

		$104,819,833
Telecommunications - Wireless - 0.2%
TIM Participacoes S.A., ADR	311,832	$5,993,411

Telephone Services - 1.8%
Bezeq - The Israel Telecommunication Corp. Ltd.	4,494,720	$5,219,749
Empresa Nacional de Telecomunicaciones S.A.	250,312	5,218,373
PT XL Axiata Tbk	38,507,000	26,757,738
TDC A.S.	815,220	5,938,326
Ziggo N.V.	532,200	18,092,670

		$61,226,856
Tobacco - 1.0%
Swedish Match AB	870,138	$35,182,781

Trucking - 1.2%
DSV A.S.	1,017,634	$22,873,304
Yamato Holdings Co. Ltd.	1,193,800	18,907,442

		$41,780,746

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Utilities - Electric Power - 0.9%
Aguas Andinas S.A., “A”	10,923,714	$7,323,160
Companhia Energetica de Minas Gerais, IPS	225,925	2,739,295
Energias do Brasil S.A.	2,123,200	13,479,139
Tractebel Energia S.A.	427,800	6,752,793

		$30,294,387
Total Common Stocks (Identified Cost, $2,728,746,880)		$3,262,083,466

Collateral for Securities Loaned - 0.2%
Morgan Stanley, Repurchase Agreement, 0.23%, dated 9/28/12, due 10/01/12, total to be received $8,678,034 (secured by U.S. Treasury and Federal Agency obligations valued at $8,851,425 in an individually traded account), at Cost and Value	8,677,868	$8,677,868

Money Market Funds - 2.4%
MFS Institutional Money Market Portfolio, 0.15%, at Cost and Net Asset Value (v)	79,812,607	$79,812,607
Total Investments (Identified Cost, $2,817,237,355)		$3,350,573,941

Other Assets, Less Liabilities - (0.0)%		(1,038,406)
Net Assets - 100.0%		$3,349,535,535

(a)	Non-income producing security.
(h)	Affiliated issuers are those in which the fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
IEU	International Equity Unit
IPS	International Preference Stock
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

23

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $2,733,706,192)	$3,258,978,176
Underlying affiliated funds, at cost and value	79,812,607
Other affiliated issuers, at value (identified cost, $3,718,556)	11,783,158
Total investments, at value, including $8,177,307 of securities on loan (identified cost, $2,817,237,355)	$3,350,573,941
Cash	797,641
Receivables for
Investments sold	1,448,223
Fund shares sold	8,618,235
Interest and dividends	11,163,638
Other assets	2,959
Total assets	$3,372,604,637
Liabilities
Payable to custodian	$115,505
Payables for
Investments purchased	1,678,588
Fund shares reacquired	6,831,237
Collateral for securities loaned, at value	8,677,868
Payable to affiliates
Investment adviser	346,686
Shareholder servicing costs	2,103,540
Distribution and service fees	63,373
Program manager fees	38
Payable for independent Trustees’ compensation	3,857
Deferred country tax expense payable	2,725,917
Accrued expenses and other liabilities	522,493
Total liabilities	$23,069,102
Net assets	$3,349,535,535
Net assets consist of
Paid-in capital	$3,156,588,479
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $2,725,917 deferred country tax)	530,614,318
Accumulated net realized gain (loss) on investments and foreign currency	(377,409,176)
Undistributed net investment income	39,741,914
Net assets	$3,349,535,535
Shares of beneficial interest outstanding	143,013,763

24

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,309,494,039	56,370,343	$23.23
Class B	45,495,555	2,036,940	22.34
Class C	152,757,046	6,889,237	22.17
Class I	968,522,837	40,554,474	23.88
Class R1	2,869,123	132,570	21.64
Class R2	48,636,875	2,146,265	22.66
Class R3	93,526,418	4,051,190	23.09
Class R4	282,569,571	12,155,501	23.25
Class R5	438,905,903	18,376,589	23.88
Class 529A	4,637,415	202,466	22.90
Class 529B	626,978	29,001	21.62
Class 529C	1,493,775	69,187	21.59

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $24.65 [100 / 94.25 x $23.23] and $24.30 [100 / 94.25 x $22.90], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

25

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/12

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$77,614,003
Interest	856,404
Dividends from other affiliated issuers	826,874
Dividends from underlying affiliated funds	80,577
Foreign taxes withheld	(4,007,614)
Total investment income	$75,370,244
Expenses
Management fee	$26,620,051
Distribution and service fees	5,601,435
Program manager fees	6,215
Shareholder servicing costs	4,136,933
Administrative services fee	429,013
Independent Trustees’ compensation	53,261
Custodian fee	1,045,479
Shareholder communications	154,320
Audit and tax fees	80,510
Legal fees	38,554
Miscellaneous	396,077
Total expenses	$38,561,848
Fees paid indirectly	(212)
Reduction of expenses by investment adviser and distributor	(13,361)
Net expenses	$38,548,275
Net investment income	$36,821,969
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$21,613,260
Other affiliated issuers	761,375
Foreign currency	(1,531,301)
Net realized gain (loss) on investments and foreign currency	$20,843,334
Change in unrealized appreciation (depreciation)
Investments (net of $2,631,260 increase in deferred country tax)	$563,744,168
Translation of assets and liabilities in foreign currencies	251,198
Net unrealized gain (loss) on investments and foreign currency translation	$563,995,366
Net realized and unrealized gain (loss) on investments and foreign currency	$584,838,700
Change in net assets from operations	$621,660,669

See Notes to Financial Statements

26

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2012	2011
Change in net assets
From operations
Net investment income	$36,821,969	$33,083,541
Net realized gain (loss) on investments and foreign currency	20,843,334	236,669,431
Net unrealized gain (loss) on investments and foreign currency translation	563,995,366	(426,693,616)
Change in net assets from operations	$621,660,669	$(156,940,644)
Distributions declared to shareholders
From net investment income	$(31,029,975)	$(25,600,271)
Change in net assets from fund share transactions	$264,394,944	$164,098,384
Total change in net assets	$855,025,638	$(18,442,531)
Net assets
At beginning of period	2,494,509,897	2,512,952,428
At end of period (including undistributed net investment income of $39,741,914 and $30,610,813, respectively)	$3,349,535,535	$2,494,509,897

See Notes to Financial Statements

27

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.94	$20.24	$17.43	$17.39	$30.87
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.24	$0.21	$0.20	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	4.28	(1.34)	2.80	1.05	(8.25)
Total from investment operations	$4.53	$(1.10)	$3.01	$1.25	$(7.98)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.20)	$(0.20)	$(0.26)	$(0.27)
From net realized gain on investments	—	—	—	(0.95)	(5.23)
Total distributions declared to shareholders	$(0.24)	$(0.20)	$(0.20)	$(1.21)	$(5.50)
Net asset value, end of period (x)	$23.23	$18.94	$20.24	$17.43	$17.39
Total return (%) (r)(s)(t)(x)	24.13	(5.53)	17.43	9.88	(31.08)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.41	1.43	1.44	1.54	1.50
Expenses after expense reductions (f)	1.41	1.42	1.44	1.52	1.45
Net investment income	1.19	1.12	1.14	1.48	1.14
Portfolio turnover	21	44	34	42	66
Net assets at end of period (000 omitted)	$1,309,494	$1,199,483	$1,359,614	$1,253,375	$1,472,636

See Notes to Financial Statements

28

Financial Highlights – continued

Class B	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.15	$19.38	$16.70	$16.66	$29.76
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.07	$0.06	$0.09	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	4.14	(1.27)	2.70	1.02	(7.93)
Total from investment operations	$4.21	$(1.20)	$2.76	$1.11	$(7.83)
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.03)	$(0.08)	$(0.12)	$(0.04)
From net realized gain on investments	—	—	—	(0.95)	(5.23)
Total distributions declared to shareholders	$(0.02)	$(0.03)	$(0.08)	$(1.07)	$(5.27)
Net asset value, end of period (x)	$22.34	$18.15	$19.38	$16.70	$16.66
Total return (%) (r)(s)(t)(x)	23.21	(6.21)	16.59	9.05	(31.57)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.16	2.17	2.19	2.26	2.15
Expenses after expense reductions (f)	2.16	2.17	2.19	2.26	2.15
Net investment income	0.36	0.32	0.33	0.70	0.42
Portfolio turnover	21	44	34	42	66
Net assets at end of period (000 omitted)	$45,496	$57,379	$85,229	$101,608	$143,620

Class C	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.06	$19.31	$16.66	$16.61	$29.69
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.08	$0.07	$0.09	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	4.08	(1.27)	2.68	1.01	(7.89)
Total from investment operations	$4.17	$(1.19)	$2.75	$1.10	$(7.80)
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.06)	$(0.10)	$(0.10)	$(0.05)
From net realized gain on investments	—	—	—	(0.95)	(5.23)
Total distributions declared to shareholders	$(0.06)	$(0.06)	$(0.10)	$(1.05)	$(5.28)
Net asset value, end of period (x)	$22.17	$18.06	$19.31	$16.66	$16.61
Total return (%) (r)(s)(t)(x)	23.17	(6.20)	16.57	9.04	(31.55)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.16	2.18	2.19	2.26	2.15
Expenses after expense reductions (f)	2.16	2.17	2.19	2.26	2.15
Net investment income	0.45	0.37	0.38	0.71	0.41
Portfolio turnover	21	44	34	42	66
Net assets at end of period (000 omitted)	$152,757	$142,778	$170,747	$166,342	$220,821

See Notes to Financial Statements

29

Financial Highlights – continued

Class I	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$19.48	$20.80	$17.90	$17.85	$31.55
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.32	$0.27	$0.23	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	4.37	(1.39)	2.87	1.09	(8.48)
Total from investment operations	$4.70	$(1.07)	$3.14	$1.32	$(8.11)
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.25)	$(0.24)	$(0.32)	$(0.36)
From net realized gain on investments	—	—	—	(0.95)	(5.23)
Total distributions declared to shareholders	$(0.30)	$(0.25)	$(0.24)	$(1.27)	$(5.59)
Net asset value, end of period (x)	$23.88	$19.48	$20.80	$17.90	$17.85
Total return (%) (r)(s)(x)	24.40	(5.27)	17.72	10.19	(30.87)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.18	1.19	1.26	1.15
Expenses after expense reductions (f)	1.16	1.18	1.19	1.26	1.15
Net investment income	1.52	1.42	1.42	1.66	1.51
Portfolio turnover	21	44	34	42	66
Net assets at end of period (000 omitted)	$968,523	$845,262	$774,647	$584,559	$691,978

Class R1	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$17.65	$18.89	$16.33	$16.37	$29.42
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.07	$0.07	$0.10	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	3.99	(1.24)	2.61	0.97	(7.79)
Total from investment operations	$4.08	$(1.17)	$2.68	$1.07	$(7.69)
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.07)	$(0.12)	$(0.16)	$(0.13)
From net realized gain on investments	—	—	—	(0.95)	(5.23)
Total distributions declared to shareholders	$(0.09)	$(0.07)	$(0.12)	$(1.11)	$(5.36)
Net asset value, end of period (x)	$21.64	$17.65	$18.89	$16.33	$16.37
Total return (%) (r)(s)(x)	23.20	(6.21)	16.51	9.07	(31.54)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.16	2.18	2.19	2.25	2.20
Expenses after expense reductions (f)	2.16	2.18	2.19	2.25	2.20
Net investment income	0.46	0.35	0.41	0.80	0.44
Portfolio turnover	21	44	34	42	66
Net assets at end of period (000 omitted)	$2,869	$2,560	$2,881	$2,476	$2,399

See Notes to Financial Statements

30

Financial Highlights – continued

Class R2	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.47	$19.75	$17.02	$17.04	$30.35
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.19	$0.16	$0.17	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	4.17	(1.31)	2.74	1.00	(8.18)
Total from investment operations	$4.37	$(1.12)	$2.90	$1.17	$(7.89)
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.16)	$(0.17)	$(0.24)	$(0.19)
From net realized gain on investments	—	—	—	(0.95)	(5.23)
Total distributions declared to shareholders	$(0.18)	$(0.16)	$(0.17)	$(1.19)	$(5.42)
Net asset value, end of period (x)	$22.66	$18.47	$19.75	$17.02	$17.04
Total return (%) (r)(s)(x)	23.82	(5.76)	17.17	9.58	(31.24)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.68	1.69	1.75	1.68
Expenses after expense reductions (f)	1.66	1.67	1.69	1.75	1.68
Net investment income	0.99	0.91	0.89	1.27	1.27
Portfolio turnover	21	44	34	42	66
Net assets at end of period (000 omitted)	$48,637	$40,259	$42,679	$39,097	$44,529

Class R3	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.85	$20.16	$17.36	$17.34	$30.82
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.32	$0.21	$0.21	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	4.23	(1.42)	2.80	1.04	(8.27)
Total from investment operations	$4.50	$(1.10)	$3.01	$1.25	$(7.98)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.21)	$(0.21)	$(0.28)	$(0.27)
From net realized gain on investments	—	—	—	(0.95)	(5.23)
Total distributions declared to shareholders	$(0.26)	$(0.21)	$(0.21)	$(1.23)	$(5.50)
Net asset value, end of period (x)	$23.09	$18.85	$20.16	$17.36	$17.34
Total return (%) (r)(s)(x)	24.15	(5.55)	17.48	9.92	(31.12)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.41	1.44	1.44	1.50	1.44
Expenses after expense reductions (f)	1.41	1.44	1.44	1.50	1.44
Net investment income	1.29	1.46	1.18	1.55	1.25
Portfolio turnover	21	44	34	42	66
Net assets at end of period (000 omitted)	$93,526	$57,720	$21,895	$15,821	$15,391

See Notes to Financial Statements

31

Financial Highlights – continued

Class R4	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.97	$20.26	$17.44	$17.43	$30.92
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.35	$0.29	$0.27	$0.35
Net realized and unrealized gain (loss) on investments and foreign currency	4.24	(1.39)	2.77	1.01	(8.28)
Total from investment operations	$4.58	$(1.04)	$3.06	$1.28	$(7.93)
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.25)	$(0.24)	$(0.32)	$(0.33)
From net realized gain on investments	—	—	—	(0.95)	(5.23)
Total distributions declared to shareholders	$(0.30)	$(0.25)	$(0.24)	$(1.27)	$(5.56)
Net asset value, end of period (x)	$23.25	$18.97	$20.26	$17.44	$17.43
Total return (%) (r)(s)(x)	24.42	(5.26)	17.73	10.20	(30.90)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.19	1.20	1.24	1.18
Expenses after expense reductions (f)	1.16	1.19	1.20	1.24	1.18
Net investment income	1.60	1.61	1.56	1.96	1.45
Portfolio turnover	21	44	34	42	66
Net assets at end of period (000 omitted)	$282,570	$143,620	$50,050	$21,166	$13,716

	Year ended
Class R5	9/30/2012 (i)
Net asset value, beginning of period	$21.12
Income (loss) from investment operations
Net investment income (d)	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	2.64	(g)
Total from investment operations	$2.76
Net asset value, end of period (x)	$23.88
Total return (%) (r)(s)(x)	13.07	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	(a)
Expenses after expense reductions (f)	1.05	(a)
Net investment income	1.61	(a)
Portfolio turnover	21
Net assets at end of period (000 omitted)	$438,906

See Notes to Financial Statements

32

Financial Highlights – continued

Class 529A	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.68	$19.97	$17.21	$17.18	$30.54
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.23	$0.20	$0.19	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	4.20	(1.33)	2.75	1.03	(8.17)
Total from investment operations	$4.45	$(1.10)	$2.95	$1.22	$(7.94)
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.19)	$(0.19)	$(0.24)	$(0.19)
From net realized gain on investments	—	—	—	(0.95)	(5.23)
Total distributions declared to shareholders	$(0.23)	$(0.19)	$(0.19)	$(1.19)	$(5.42)
Net asset value, end of period (x)	$22.90	$18.68	$19.97	$17.21	$17.18
Total return (%) (r)(s)(t)(x)	24.03	(5.60)	17.29	9.75	(31.22)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.51	1.53	1.54	1.63	1.68
Expenses after expense reductions (f)	1.46	1.51	1.54	1.63	1.68
Net investment income	1.18	1.08	1.11	1.45	1.00
Portfolio turnover	21	44	34	42	66
Net assets at end of period (000 omitted)	$4,637	$3,788	$3,607	$2,648	$2,337

Class 529B	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$17.60	$18.84	$16.27	$16.32	$29.29
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.05	$0.05	$0.09	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	4.00	(1.23)	2.61	0.96	(7.79)
Total from investment operations	$4.07	$(1.18)	$2.66	$1.05	$(7.72)
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.06)	$(0.09)	$(0.15)	$(0.02)
From net realized gain on investments	—	—	—	(0.95)	(5.23)
Total distributions declared to shareholders	$(0.05)	$(0.06)	$(0.09)	$(1.10)	$(5.25)
Net asset value, end of period (x)	$21.62	$17.60	$18.84	$16.27	$16.32
Total return (%) (r)(s)(t)(x)	23.16	(6.31)	16.44	8.98	(31.69)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.26	2.27	2.29	2.35	2.33
Expenses after expense reductions (f)	2.21	2.26	2.29	2.35	2.33
Net investment income	0.35	0.25	0.28	0.73	0.31
Portfolio turnover	21	44	34	42	66
Net assets at end of period (000 omitted)	$627	$634	$834	$758	$652

See Notes to Financial Statements

33

Financial Highlights – continued

Class 529C	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$17.63	$18.88	$16.32	$16.33	$29.31
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.08	$0.06	$0.10	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	3.96	(1.26)	2.61	0.97	(7.81)
Total from investment operations	$4.06	$(1.18)	$2.67	$1.07	$(7.73)
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.07)	$(0.11)	$(0.13)	$(0.02)
From net realized gain on investments	—	—	—	(0.95)	(5.23)
Total distributions declared to shareholders	$(0.10)	$(0.07)	$(0.11)	$(1.08)	$(5.25)
Net asset value, end of period (x)	$21.59	$17.63	$18.88	$16.32	$16.33
Total return (%) (r)(s)(t)(x)	23.12	(6.29)	16.45	9.02	(31.72)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.26	2.28	2.29	2.34	2.33
Expenses after expense reductions (f)	2.21	2.26	2.29	2.34	2.33
Net investment income	0.51	0.40	0.33	0.80	0.35
Portfolio turnover	21	44	34	42	66
Net assets at end of period (000 omitted)	$1,494	$1,026	$770	$717	$617

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception June 1, 2012 through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

34

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS International New Discovery Fund (the fund) is a series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In this reporting period the fund adopted FASB Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at

35

Notes to Financial Statements – continued

amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires

36

Notes to Financial Statements – continued

judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$817,338,115	$—	$—	$817,338,115
Japan	305,746,285	170,823,144	—	476,569,429
Brazil	213,558,874	—	—	213,558,874
Germany	208,984,004	—	—	208,984,004
France	144,577,423	—	—	144,577,423
Hong Kong	34,051,302	69,662,693	—	103,713,995
Denmark	99,592,243	—	—	99,592,243
Australia	3,286,725	94,766,297	—	98,053,022
Switzerland	83,398,302	—	—	83,398,302
Other Countries	774,711,842	241,586,217	—	1,016,298,059
Short Term Securities	—	8,677,868	—	8,677,868
Mutual Funds	79,812,607	—	—	79,812,607
Total Investments	$2,765,057,722	$585,516,219	$—	$3,350,573,941

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $1,983,017,602 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and

37

Notes to Financial Statements – continued

losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when

38

Notes to Financial Statements – continued

filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/12	9/30/11
Ordinary income (including any short-term capital gains)	$31,029,975	$25,600,271

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/12
Cost of investments	$2,831,354,898
Gross appreciation	713,117,488
Gross depreciation	(193,898,445)
Net unrealized appreciation (depreciation)	$519,219,043
Undistributed ordinary income	40,377,288
Capital loss carryforwards	(360,829,109)
Post-October capital loss deferral	(2,462,524)
Other temporary differences	(3,357,642)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after September 30, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of September 30, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
9/30/18	$(360,829,109)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are

39

Notes to Financial Statements – continued

allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 9/30/12	Year ended 9/30/11
Class A	$14,564,840	$13,756,193
Class B	56,068	125,350
Class C	475,347	518,358
Class I	12,334,934	9,665,922
Class R1	12,764	11,420
Class R2	365,562	358,424
Class R3	846,208	257,202
Class R4	2,321,577	866,373
Class 529A	45,152	35,239
Class 529B	1,719	2,458
Class 529C	5,804	3,332
Total	$31,029,975	$25,600,271

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	0.975%
Next $4.5 billion of average daily net assets	0.925%
Average daily net assets in excess of $5 billion	0.85%

The management fee incurred for the year ended September 30, 2012 was equivalent to an annual effective rate of 0.93% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $337,159 and $2,716 for the year ended September 30, 2012, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

40

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$3,136,177
Class B	0.75%	0.25%	1.00%	1.00%	514,395
Class C	0.75%	0.25%	1.00%	1.00%	1,480,568
Class R1	0.75%	0.25%	1.00%	1.00%	28,300
Class R2	0.25%	0.25%	0.50%	0.50%	220,000
Class R3	—	0.25%	0.25%	0.25%	191,759
Class 529A	—	0.25%	0.25%	0.25%	10,637
Class 529B	0.75%	0.25%	1.00%	1.00%	6,532
Class 529C	0.75%	0.25%	1.00%	1.00%	13,067
Total Distribution and Service Fees					$5,601,435

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2012 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2012, were as follows:

Amount
Class A	$5,227
Class B	35,538
Class C	10,103
Class 529B	319
Class 529C	18

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will continue until modified by the fund’s Board of Trustees but such agreement will continue at least until January 31, 2014, after which MFD may eliminate this waiver without a vote of the fund’s Board of Trustees. For the year ended September 30, 2012, this waiver amounted to $3,107 and is reflected as a reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended September 30, 2012 was equivalent

41

Notes to Financial Statements – continued

to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended September 30, 2012, were as follows:

	Fee	Waiver
Class 529A	$4,255	$2,127
Class 529B	653	327
Class 529C	1,307	653
Total Program Manager Fees and Waivers	$6,215	$3,107

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2012, the fee was $513,588, which equated to 0.0180% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended September 30, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,906,273.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended September 30, 2012, these costs for the fund amounted to $717,072 and are reflected in the “Shareholder servicing costs” on the Statement of Operations. Effective June 1, 2012, the fund no longer pays any expenses under this agreement.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2012 was equivalent to an annual effective rate of 0.0150% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

42

Notes to Financial Statements – continued

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The Retirement Deferral plan resulted in an expense of $191 and is included in independent Trustees’ compensation for the year ended September 30, 2012. The liability for deferred retirement benefits payable to certain independent Trustees under the Retirement Deferral plan amounted to $3,603 at September 30, 2012, and is included in “Payable for independent Trustees’ compensation” on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended September 30, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $24,486 and are included in “Miscellaneous” expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $10,254, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” on the Statement of Operations. This money market fund does not pay a management fee to MFS. On May 31, 2012, MFS purchased 4,735 shares of Class R5 for an aggregate amount of $100,000.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $884,340,832 and $584,858,665, respectively.

43

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/12		Year ended 9/30/11
	Shares	Amount	Shares	Amount
Shares sold
Class A	11,277,815	$238,208,964	17,035,326	$370,769,819
Class B	221,010	4,496,903	317,444	6,653,800
Class C	577,409	11,802,793	947,502	19,818,323
Class I	24,182,655	522,917,346	12,352,597	275,049,478
Class R1	35,760	702,146	25,524	517,615
Class R2	935,515	19,588,939	1,079,751	23,022,733
Class R3	1,903,770	39,610,402	2,443,062	55,621,402
Class R4	6,645,737	139,620,241	6,642,656	142,639,320
Class R5 (i)	18,819,851	398,844,368	—	—
Class 529A	27,450	565,587	39,434	840,757
Class 529B	3,286	63,473	3,449	70,897
Class 529C	23,801	468,503	23,851	476,785
	64,654,059	$1,376,889,665	40,910,596	$895,480,929

Shares issued to shareholders in reinvestment of distributions
Class A	670,311	$13,071,095	578,271	$12,247,728
Class B	2,705	51,016	5,411	110,500
Class C	20,345	380,859	20,217	410,721
Class I	513,610	10,272,178	381,390	8,287,598
Class R1	699	12,764	575	11,420
Class R2	16,360	311,812	14,107	292,012
Class R3	43,687	846,208	12,201	257,202
Class R4	89,045	1,733,700	19,007	402,199
Class 529A	2,348	45,152	1,686	35,239
Class 529B	94	1,719	124	2,458
Class 529C	318	5,804	168	3,332
	1,359,522	$26,732,307	1,033,157	$22,060,409

44

Notes to Financial Statements – continued

	Year ended 9/30/12		Year ended 9/30/11
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(18,900,215)	$(398,739,420)	(21,474,825)	$(467,143,145)
Class B	(1,348,228)	(27,243,465)	(1,559,238)	(32,333,633)
Class C	(1,614,534)	(32,448,088)	(1,903,619)	(39,089,358)
Class I	(27,542,559)	(582,587,694)	(6,581,210)	(146,163,919)
Class R1	(48,887)	(975,623)	(33,621)	(693,314)
Class R2	(985,041)	(20,302,691)	(1,075,385)	(23,209,666)
Class R3	(957,958)	(20,274,219)	(479,872)	(10,433,636)
Class R4	(2,151,754)	(45,686,138)	(1,560,019)	(33,602,289)
Class R5 (i)	(443,262)	(9,871,876)	—	—
Class 529A	(30,129)	(630,232)	(18,982)	(405,255)
Class 529B	(10,403)	(207,847)	(11,811)	(234,949)
Class 529C	(13,138)	(259,735)	(6,597)	(133,790)
	(54,046,108)	$(1,139,227,028)	(34,705,179)	$(753,442,954)

Net change
Class A	(6,952,089)	$(147,459,361)	(3,861,228)	$(84,125,598)
Class B	(1,124,513)	(22,695,546)	(1,236,383)	(25,569,333)
Class C	(1,016,780)	(20,264,436)	(935,900)	(18,860,314)
Class I	(2,846,294)	(49,398,170)	6,152,777	137,173,157
Class R1	(12,428)	(260,713)	(7,522)	(164,279)
Class R2	(33,166)	(401,940)	18,473	105,079
Class R3	989,499	20,182,391	1,975,391	45,444,968
Class R4	4,583,028	95,667,803	5,101,644	109,439,230
Class R5 (i)	18,376,589	388,972,492	—	—
Class 529A	(331)	(19,493)	22,138	470,741
Class 529B	(7,023)	(142,655)	(8,238)	(161,594)
Class 529C	10,981	214,572	17,422	346,327
	11,967,473	$264,394,944	7,238,574	$164,098,384

(i)	For the period from the class’ inception, June 1, 2012, through the stated period end.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, and the MFS Aggressive Growth Allocation Fund were the owners of record of approximately 8%, 2%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund, and the MFS Lifetime 2050 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for

45

Notes to Financial Statements – continued

temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2012, the fund’s commitment fee and interest expense were $18,829 and $0, respectively, and are included in “Miscellaneous” expense on the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	103,890,731	568,015,399	(592,093,523)	79,812,607

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$80,577	$79,812,607

Other Affiliated Issuer	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
Amadeus Fire AG	253,777	26,600	(19,326)	261,051

Other Affiliated Issuer	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
Amadeus Fire AG	$761,375	$—	$826,874	$11,783,158

46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and Shareholders of MFS International New Discovery Fund:

We have audited the accompanying statement of assets and liabilities of MFS International New Discovery Fund (the Fund) (one of the portfolios comprising MFS Series Trust V), including the portfolio of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS International New Discovery Fund at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 15, 2012

47

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of November 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor	N/A

48

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Asset Management, Director and Senior Counsel (until 2012)	N/A

49

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008);	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 41)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

50

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

51

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
David Antonelli Peter Fruzzetti Jose Luis Garcia Robert Lau

52

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

53

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2011 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

54

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $500 million and $5 billion. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

55

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

56

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

Income derived from foreign sources was $72,138,606. The fund intends to pass through foreign tax credits of $2,831,838 for the fiscal year.

57

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

58

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

59

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

September 30, 2012

MFS® RESEARCH FUND

MFR-ANN

MFS® RESEARCH FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

World financial markets face major economic and political challenges. While the European debt crisis continues, there are signs of improvement given the European Central Bank's willingness to backstop troubled sovereigns and the agreement to provide direct financial aid to struggling banks. Economic activity in China, until recently the world’s growth engine, appears to be bottoming. Even the relatively strong and stable US economy has been affected by uncertainty over the presidential election and the threat of a “fiscal cliff” at year-end. At the same time, global consumer and producer confidence is weak. And a search for safe havens by nervous investors has kept yields historically low on highly rated government bonds, including those issued by Germany and the United States.

But there is also good news: Global economic data have modestly improved, performing slightly better than expected. However, the improvement is too short-lived to be called a trend. Equity markets have been largely range bound since the Fed extended its quantitative easing program. Equity markets have started to build in expectations of further stimulus activity by the US, European and Chinese central banks. It is hard to know how much of the recent gain in financial markets has been the result of actual economic improvements versus expectations that renewed central bank action will soon lead to an economic rebound.

Through all this uncertainty, managing risk remains a top priority for investors and their advisors. At MFS®, our emphasis on global research is designed to keep our investment process functioning smoothly at all times. Close collaboration among colleagues around the world is vital in periods of uncertainty and heightened volatility. We share ideas and evaluate opportunities across continents and across all investment disciplines and types of investments. We employ this uniquely collaborative approach to build better insights — and better results — for our clients.

Like our investors, we are mindful of the many economic challenges we face at the local, national and international levels. In times like these, it is more important than ever to maintain a long-term view, adhere to time-tested investing principles such as asset allocation and diversification and work closely with investment advisors to research and identify the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

November 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Apple, Inc.	5.6%
Exxon Mobil Corp.	4.6%
Danaher Corp.	2.2%
JPMorgan Chase & Co.	2.2%
Google, Inc., “A”	2.2%
Pfizer, Inc.	2.1%
Target Corp.	1.9%
Philip Morris International, Inc.	1.6%
Oracle Corp.	1.6%
Merck & Co., Inc.	1.5%

Global equity sectors (i)
Technology (s)	18.9%
Financial Services	15.0%
Energy	14.7%
Capital Goods	13.7%
Health Care	12.0%
Consumer Cyclicals	11.6%
Consumer Staples	8.3%
Telecommunications/Cable television	4.6%

(i)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value.
(s)	Includes securities sold short.

Percentages are based on net assets as of 9/30/12.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2012, Class A shares of the MFS Research Fund (the “fund”) provided a total return of 29.92%, at net asset value. This compares with a return of 30.20% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

At the beginning of the reporting period, markets were roiled by several global concerns. These included the aftermath of the US sovereign debt-ceiling debacle, the path of eurozone integration and the scope of its bailout facilities, and the likelihood of a Chinese hard landing. Amidst this turmoil, global equity markets had declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators had fallen precipitously, while highly-rated sovereign bond yields hit multi-decade lows.

During the middle of the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Long Term Refinancing Operations, or LTROs), coupled with healthier global macroeconomic conditions, led by moderate but sustained U.S. growth, ushered in improved market dynamics.

During the second half of the period, market trends were more mixed. Worsening conditions were driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, broad market sentiment remained relatively resilient, as equity markets generally maintained gains and credit spreads did not indicate deterioration.

Detractors from Performance

Stock selection in the capital goods sector detracted from the fund’s performance relative to the S&P 500 Index. Holdings of logistics servicer Expeditors International of Washington, mining equipment manufacturer Joy Global, and industrial goods and metal fabrication company Precision Castparts held back relative returns. Shares of Joy Global declined due to weak performance from the company’s recent acquisitions, LeTourneau and International Mining Machinery, as well as headwinds from U.S. coal. The company also expects order rates to moderate and revenue to flatten due to a softening demand for commodities. Not owning strong-performing diversified industrial conglomerate General Electric also hindered relative results.

Elsewhere, holdings of computer products and services provider Hewlett-Packard, software provider Check Point Software Technologies (b) (Israel), enterprise software products maker Oracle, and French food and beverage producer Groupe Danone (b) were among the fund’s top relative detractors. Shares of Hewlett-Packard underperformed the market as sales trends for personal computers remained challenged, the company was forced to take a large restructuring charge as it works to turn its business around, and its management team made cautious comments regarding the impact of a challenging macroeconomic environment on business conditions going forward. The timing of the fund’s ownership in diversified financial services firm Wells-Fargo also held back relative results.

3

Management Review – continued

The fund’s cash and/or cash equivalents position was also a detractor from relative performance. The fund strives to be fully invested and only holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in the technology sector was a positive factor for relative performance. Holdings of strong-performing computer and personal electronics maker Apple and Dutch semiconductor company ASML Holding (b) benefited relative returns. Shares of Apple rose as investor enthusiasm for the stock appeared to have remained strong, with contributions from earnings growth that was ahead of consensus due to robust iPhone shipments with strong growth coming from Japan and China and anticipation of the release of iPhone 5. The fund’s short position in direct-sale computer vendor Dell (h) also helped relative results as the stock underperformed the benchmark during the reporting period.

Stock selection in the consumer cyclical and health care sectors was another contributor to relative performance. Within the consumer cyclical sector, holdings of media and entertainment company News Corp. and specialty retailer of pet food and supplies PetSmart  (h) aided relative returns. Shares of PetSmart appreciated as the company posted strong sales and incremental margins during the period and noted strength across all three merchandising categories, as well as across services. Within the health care sector, an overweight position in strong-performing biotech firm Gilead Sciences bolstered relative performance.

Top relative contributors in other sectors included credit card company Discover Financial Services and global payments technology company Visa. An underweight position in consumer products company Procter & Gamble (h) also aided relative performance as the stock underperformed the benchmark during the reporting period. The fund’s avoidance of non-alcoholic beverage manufacturer and distributor Coca-Cola was another positive factor for relative results.

Respectfully,

Joseph MacDougall

Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 9/30/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

5

Performance Summary – continued

Total Returns through 9/30/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	10/13/71	29.92%	2.12%	8.55%	N/A
B	9/07/93	28.99%	1.39%	7.81%	N/A
C	1/03/94	28.94%	1.39%	7.81%	N/A
I	1/02/97	30.27%	2.41%	8.90%	N/A
R1	4/01/05	28.99%	1.38%	N/A	4.88%
R2	10/31/03	29.66%	1.90%	N/A	6.65%
R3	4/01/05	29.93%	2.14%	N/A	5.66%
R4	4/01/05	30.27%	2.39%	N/A	5.94%
R5 (formerly Class W)	5/01/06	30.25%	2.33%	N/A	4.61%
Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		30.20%	1.05%	8.01%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		22.45%	0.92%	7.91%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		24.99%	1.01%	7.81%	N/A
C With CDSC (1% for 12 months) (x)		27.94%	1.39%	7.81%	N/A

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

As further discussed in Note 5 in the Notes to Financial Statements, on May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

6

Performance Summary – continued

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2012 through September 30, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2012 through September 30, 2012.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share class		Annualized Expense Ratio	Beginning Account Value 4/01/12	Ending Account Value 9/30/12	Expenses Paid During Period (p) 4/01/12-9/30/12
A	Actual	0.90%	$1,000.00	$1,033.81	$4.58
	Hypothetical (h)	0.90%	$1,000.00	$1,020.50	$4.55
B	Actual	1.65%	$1,000.00	$1,029.70	$8.37
	Hypothetical (h)	1.65%	$1,000.00	$1,016.75	$8.32
C	Actual	1.65%	$1,000.00	$1,029.76	$8.37
	Hypothetical (h)	1.65%	$1,000.00	$1,016.75	$8.32
I	Actual	0.64%	$1,000.00	$1,035.32	$3.26
	Hypothetical (h)	0.64%	$1,000.00	$1,021.80	$3.23
R1	Actual	1.65%	$1,000.00	$1,029.73	$8.37
	Hypothetical (h)	1.65%	$1,000.00	$1,016.75	$8.32
R2	Actual	1.15%	$1,000.00	$1,032.75	$5.84
	Hypothetical (h)	1.15%	$1,000.00	$1,019.25	$5.81
R3	Actual	0.90%	$1,000.00	$1,033.94	$4.58
	Hypothetical (h)	0.90%	$1,000.00	$1,020.50	$4.55
R4	Actual	0.65%	$1,000.00	$1,034.92	$3.31
	Hypothetical (h)	0.65%	$1,000.00	$1,021.75	$3.29
R5 (formerly Class W)	Actual	0.60%	$1,000.00	$1,035.66	$3.05
	Hypothetical (h)	0.60%	$1,000.00	$1,022.00	$3.03

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

Expense ratios include 0.02% of investment related expenses from short sale dividend and interest expenses.

As further discussed in Note 5 in the Notes to Financial statements, the Class W shares were redesignated Class R5 on May 30, 2012 which resulted in changes to the fund’s fee agreements. Class R5 shares are generally available only to certain eligible retirement plans and to the funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

9

PORTFOLIO OF INVESTMENTS

9/30/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.4%
Issuer	Shares/Par	Value ($)

Aerospace - 2.7%
Honeywell International, Inc.	473,370	$28,283,858
Precision Castparts Corp.	172,590	28,190,851
United Technologies Corp.	233,160	18,254,096

		$74,728,805
Apparel Manufacturers - 1.7%
Guess?, Inc.	486,220	$12,359,712
Li & Fung Ltd.	3,980,000	6,169,627
NIKE, Inc., “B”	147,760	14,023,902
VF Corp.	102,220	16,289,779

		$48,843,020
Automotive - 1.0%
Delphi Automotive PLC (a)	529,700	$16,420,700
General Motors Co. (a)	486,090	11,058,548

		$27,479,248
Biotechnology - 1.8%
Celgene Corp. (a)	221,860	$16,950,104
Gilead Sciences, Inc. (a)	316,260	20,977,526
ViroPharma, Inc. (a)	386,150	11,669,453

		$49,597,083
Broadcasting - 2.1%
News Corp., “A”	1,392,570	$34,159,742
Walt Disney Co.	483,770	25,291,496

		$59,451,238
Brokerage & Asset Managers - 2.0%
BlackRock, Inc.	126,201	$22,501,638
Franklin Resources, Inc.	162,990	20,385,159
NASDAQ OMX Group, Inc.	517,902	12,064,527

		$54,951,324
Business Services - 1.5%
Accenture PLC, “A”	331,880	$23,241,556
FleetCor Technologies, Inc. (a)	421,550	18,885,440

		$42,126,996

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Cable TV - 1.6%
Comcast Corp., “Special A”	842,140	$29,306,472
Time Warner Cable, Inc.	149,130	14,176,298

		$43,482,770
Chemicals - 1.4%
3M Co.	235,110	$21,728,866
Celanese Corp.	459,660	17,425,711

		$39,154,577
Computer Software - 4.5%
Autodesk, Inc. (a)	385,340	$12,858,796
Check Point Software Technologies Ltd. (a)	253,320	12,199,891
Citrix Systems, Inc. (a)	285,590	21,867,626
Microsoft Corp.	304,860	9,078,731
Oracle Corp.	1,392,580	43,852,344
Red Hat, Inc. (a)	49,260	2,804,864
Salesforce.com, Inc. (a)	145,580	22,228,610

		$124,890,862
Computer Software - Systems - 7.2%
Apple, Inc. (s)	234,460	$156,445,780
EMC Corp. (a)	1,104,410	30,117,261
Hewlett-Packard Co.	803,180	13,702,251

		$200,265,292
Construction - 1.0%
Stanley Black & Decker, Inc.	361,920	$27,596,400

Consumer Products - 1.9%
Colgate-Palmolive Co.	206,730	$22,165,591
International Flavors & Fragrances, Inc.	222,180	13,237,484
Newell Rubbermaid, Inc.	555,430	10,603,159
Nu Skin Enterprises, Inc., “A”	175,480	6,813,889

		$52,820,123
Consumer Services - 0.5%
Priceline.com, Inc. (a)	22,690	$14,038,984

Containers - 0.4%
Silgan Holdings, Inc.	264,320	$11,500,563

Electrical Equipment - 2.2%
Danaher Corp. (s)	1,114,950	$61,489,493

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electronics - 2.0%
Altera Corp.	400,310	$13,604,535
ASML Holding N.V.	299,247	16,063,579
JDS Uniphase Corp. (a)	546,820	6,772,366
Microchip Technology, Inc.	577,700	18,913,898

		$55,354,378
Energy - Independent - 3.8%
Cabot Oil & Gas Corp.	377,570	$16,952,893
EOG Resources, Inc.	90,300	10,118,115
EQT Corp.	234,630	13,843,170
Noble Energy, Inc.	71,670	6,644,526
Occidental Petroleum Corp.	459,860	39,575,552
Pioneer Natural Resources Co.	128,920	13,459,248
WPX Energy, Inc. (a)	432,470	7,174,677

		$107,768,181
Energy - Integrated - 4.6%
Exxon Mobil Corp. (s)	1,405,010	$128,488,165

Engineering - Construction - 0.7%
Fluor Corp.	336,260	$18,924,713

Food & Beverages - 3.9%
Coca-Cola Enterprises, Inc.	507,060	$15,855,766
Dr Pepper Snapple Group, Inc.	411,310	18,315,634
General Mills, Inc.	403,370	16,074,295
Groupe Danone	143,814	8,854,160
Ingredion, Inc.	149,930	8,270,139
Kraft Foods, Inc., “A”	720,390	29,788,127
Mead Johnson Nutrition Co., “A”	157,220	11,521,082

		$108,679,203
Food & Drug Stores - 0.9%
CVS Caremark Corp.	501,740	$24,294,251

Gaming & Lodging - 0.3%
Las Vegas Sands Corp.	67,040	$3,108,645
Sands China Ltd.	1,080,400	4,011,612

		$7,120,257
General Merchandise - 2.6%
Dollar General Corp. (a)	200,270	$10,321,916
Kohl’s Corp.	180,510	9,245,722

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
General Merchandise - continued
Target Corp.	848,430	$53,849,852

		$73,417,490
Health Maintenance Organizations - 0.8%
Aetna, Inc.	152,470	$6,037,812
UnitedHealth Group, Inc.	302,330	16,752,105

		$22,789,917
Insurance - 2.9%
ACE Ltd.	428,500	$32,394,600
American International Group, Inc. (a)	536,480	17,591,179
Everest Re Group Ltd.	127,120	13,596,755
Prudential Financial, Inc.	335,130	18,267,936

		$81,850,470
Internet - 3.3%
eBay, Inc. (a)	534,710	$25,885,311
Google, Inc., “A” (a)	79,910	60,292,095
Rackspace Hosting, Inc. (a)	86,750	5,733,306

		$91,910,712
Machinery & Tools - 1.2%
Eaton Corp.	327,230	$15,464,890
Joy Global, Inc.	332,420	18,635,465

		$34,100,355
Major Banks - 5.1%
Goldman Sachs Group, Inc.	212,010	$24,101,297
JPMorgan Chase & Co.	1,506,350	60,977,048
PNC Financial Services Group, Inc.	326,140	20,579,434
State Street Corp.	284,960	11,956,922
Wells Fargo & Co.	718,620	24,813,949

		$142,428,650
Medical & Health Technology & Services - 1.6%
AmerisourceBergen Corp.	350,170	$13,555,081
Cerner Corp. (a)	100,950	7,814,540
Express Scripts Holding Co. (a)	304,030	19,053,560
Henry Schein, Inc. (a)	73,750	5,846,163

		$46,269,344
Medical Equipment - 2.2%
Covidien PLC	403,790	$23,993,202
St. Jude Medical, Inc.	441,440	18,597,867

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Medical Equipment - continued
Thermo Fisher Scientific, Inc.	341,740	$20,104,564

		$62,695,633
Natural Gas - Distribution - 0.7%
Spectra Energy Corp.	626,020	$18,379,947

Natural Gas - Pipeline - 0.2%
Kinder Morgan, Inc.	141,098	$5,011,801

Network & Telecom - 0.6%
Finisar Corp. (a)	479,040	$6,850,272
Fortinet, Inc. (a)	386,050	9,319,247
Juniper Networks, Inc. (a)	116,830	1,998,961

		$18,168,480
Oil Services - 2.2%
Cameron International Corp. (a)	382,200	$21,429,954
Dresser-Rand Group, Inc. (a)	242,310	13,353,704
FMC Technologies, Inc. (a)	124,520	5,765,276
Schlumberger Ltd.	299,490	21,662,112

		$62,211,046
Other Banks & Diversified Financials - 4.1%
American Express Co.	248,270	$14,116,632
Discover Financial Services	460,240	18,285,335
Fifth Third Bancorp	1,580,000	24,505,800
SunTrust Banks, Inc.	747,930	21,143,981
Visa, Inc., “A”	276,250	37,094,850
Western Union Co.	6,770	123,349

		$115,269,947
Pharmaceuticals - 5.6%
Abbott Laboratories	394,960	$27,078,458
Eli Lilly & Co.	235,820	11,180,226
Johnson & Johnson	185,290	12,768,334
Merck & Co., Inc.	922,220	41,592,122
Perrigo Co.	50,570	5,874,717
Pfizer, Inc.	2,368,000	58,844,800

		$157,338,657
Pollution Control - 0.4%
Waste Connections, Inc.	389,360	$11,778,140

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Railroad & Shipping - 0.8%
Union Pacific Corp.	194,150	$23,045,605

Real Estate - 0.9%
BioMed Realty Trust, Inc., REIT	610,120	$11,421,446
Vornado Realty Trust, REIT	167,020	13,536,971

		$24,958,417
Restaurants - 1.9%
McDonald’s Corp.	62,170	$5,704,098
Starbucks Corp.	316,330	16,053,746
YUM! Brands, Inc.	477,250	31,660,765

		$53,418,609
Specialty Chemicals - 1.0%
Airgas, Inc.	340,830	$28,050,309

Specialty Stores - 1.6%
Bed Bath & Beyond, Inc. (a)	175,670	$11,067,210
PetSmart, Inc.	157,650	10,874,697
Tiffany & Co.	206,620	12,785,646
Urban Outfitters, Inc. (a)	289,440	10,871,366

		$45,598,919
Telecommunications - Wireless - 0.9%
American Tower Corp., REIT	142,400	$10,165,936
SBA Communications Corp. (a)	65,840	4,141,336
Vodafone Group PLC, ADR	394,260	11,234,439

		$25,541,711
Telephone Services - 2.1%
AT&T, Inc.	1,100,920	$41,504,684
CenturyLink, Inc.	88,134	3,560,614
Verizon Communications, Inc.	232,950	10,615,530
Ziggo N.V.	112,647	3,829,547

		$59,510,375
Tobacco - 2.5%
Lorillard, Inc.	213,360	$24,845,772
Philip Morris International, Inc.	497,330	44,729,860

		$69,575,632
Trucking - 0.9%
Expeditors International of Washington, Inc.	729,770	$26,534,437

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Utilities - Electric Power - 2.6%
AES Corp.	756,100	$8,294,417
American Electric Power Co., Inc.	309,780	13,611,733
CMS Energy Corp.	1,109,850	26,136,968
Edison International	535,040	24,445,978

		$72,489,096
Total Common Stocks (Identified Cost, $2,381,324,347)		$2,755,389,625

Convertible Preferred Stocks - 0.5%
Utilities - Electric Power - 0.5%
PPL Corp., 9.5% (Identified Cost, $12,863,017)	239,930	$12,848,251

	Strike Price	First Exercise

Warrants - 0.0%
Natural Gas - Pipeline - 0.0%
Kinder Morgan, Inc. (1 share for 1 warrant) (Identified Cost, $0) (a)	$40	2/15/12	201,996	$704,966

Money Market Funds - 1.9%
MFS Institutional Money Market Portfolio, 0.15%, at Cost and Net Asset Value (v)			53,816,932	$53,816,932
Total Investments (Identified Cost, $2,448,004,296)				$2,822,759,774

Securities Sold Short - (0.2)%
Business Services - (0.2)%
Computer Sciences Corp. (Proceeds Received, $3,698,847)			(149,950)	$(4,829,890)

Other Assets, Less Liabilities - (0.6)%				(18,602,530)
Net Assets - 100.0%				$2,799,327,354

(a)	Non-income producing security.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At September 30, 2012, the fund had cash collateral of $2,943,747 and other liquid securities with an aggregate value of $6,888,967 to cover any commitments for securities sold short. Cash collateral is comprised of “Restricted cash” and “Deposits with brokers” on the Statement of Assets and Liabilities.

16

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $2,394,187,364)	$2,768,942,842
Underlying affiliated funds, at cost and value	53,816,932
Total investments, at value (identified cost, $2,448,004,296)	$2,822,759,774
Restricted cash	40,524
Deposits with brokers	2,903,223
Receivables for
Investments sold	22,207,806
Fund shares sold	11,634,371
Interest and dividends	3,480,052
Other assets	52,839
Total assets	$2,863,078,589
Liabilities
Payables for
Dividends on securities sold short	$40,524
Securities sold short, at value (proceeds received, $3,698,847)	4,829,890
Investments purchased	54,803,889
Fund shares reacquired	2,275,643
Payable to affiliates
Investment adviser	135,768
Shareholder servicing costs	1,299,144
Distribution and service fees	57,282
Payable for independent Trustees’ compensation	161,138
Accrued expenses and other liabilities	147,957
Total liabilities	$63,751,235
Net assets	$2,799,327,354
Net assets consist of
Paid-in capital	$2,611,430,012
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	373,624,421
Accumulated net realized gain (loss) on investments and foreign currency	(209,742,881)
Undistributed net investment income	24,015,802
Net assets	$2,799,327,354
Shares of beneficial interest outstanding	97,578,141

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,541,283,827	53,624,353	$28.74
Class B	33,019,080	1,236,652	26.70
Class C	85,428,069	3,206,473	26.64
Class I	237,389,160	8,098,720	29.31
Class R1	2,687,993	102,131	26.32
Class R2	17,582,897	626,492	28.07
Class R3	35,773,530	1,249,170	28.64
Class R4	20,828,780	724,354	28.75
Class R5 (formerly Class W)	825,334,018	28,709,796	28.75

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $30.49 [100 / 94.25 x $28.74]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/12

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$44,095,964
Interest	202,610
Dividends from underlying affiliated funds	17,761
Foreign taxes withheld	(113,284)
Total investment income	$44,203,051
Expenses
Management fee	$10,179,549
Distribution and service fees	4,761,769
Shareholder servicing costs	3,683,731
Administrative services fee	357,848
Independent Trustees’ compensation	65,361
Custodian fee	160,254
Shareholder communications	84,525
Audit and tax fees	51,240
Legal fees	31,791
Dividend and interest expense on securities sold short	432,887
Miscellaneous	252,403
Total expenses	$20,061,358
Fees paid indirectly	(31)
Reduction of expenses by investment adviser	(8,536)
Net expenses	$20,052,791
Net investment income	$24,150,260
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$112,008,201
Written options	870,614
Securities sold short	322,183
Foreign currency	(21,201)
Net realized gain (loss) on investments and foreign currency	$113,179,797
Change in unrealized appreciation (depreciation)
Investments	$454,791,274
Written options	355,300
Securities sold short	(1,347,562)
Translation of assets and liabilities in foreign currencies	(14)
Net unrealized gain (loss) on investments and foreign currency translation	$453,798,998
Net realized and unrealized gain (loss) on investments and foreign currency	$566,978,795
Change in net assets from operations	$591,129,055

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2012	2011
Change in net assets
From operations
Net investment income	$24,150,260	$18,461,574
Net realized gain (loss) on investments and foreign currency	113,179,797	137,072,520
Net unrealized gain (loss) on investments and foreign currency translation	453,798,998	(146,677,288)
Change in net assets from operations	$591,129,055	$8,856,806
Distributions declared to shareholders
From net investment income	$(18,435,299)	$(15,418,433)
Change in net assets from fund share transactions	$271,041,801	$(25,296,719)
Total change in net assets	$843,735,557	$(31,858,346)
Net assets
At beginning of period	1,955,591,797	1,987,450,143
At end of period (including undistributed net investment income of $24,015,802 and $18,322,042, respectively)	$2,799,327,354	$1,955,591,797

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$22.31	$22.43	$20.86	$22.05	$26.92
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.20	$0.17	$0.18	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	6.38	(0.15)	1.60	(1.22)	(4.88)
Total from investment operations	$6.63	$0.05	$1.77	$(1.04)	$(4.72)
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.17)	$(0.20)	$(0.15)	$(0.15)
Net asset value, end of period (x)	$28.74	$22.31	$22.43	$20.86	$22.05
Total return (%) (r)(s)(t)(x)	29.92	0.16	8.54	(4.54)	(17.62)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.90	0.92	1.04	1.00
Expenses after expense reductions (f)	0.90	0.90	0.92	1.04	1.00
Net investment income	0.97	0.82	0.77	1.04	0.65
Portfolio turnover	61	69	73	125	104
Net assets at end of period (000 omitted)	$1,541,284	$1,204,531	$1,279,176	$1,203,507	$1,014,501
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.88	0.89	0.92	1.04	N/A

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Years ended 9/30
	2012	2011	2010		2009	2008
Net asset value, beginning of period	$20.70	$20.83	$19.37		$20.44	$24.97
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.02	$ 0.00	(w)	$0.06	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	5.95	(0.15)	1.50		(1.13)	(4.53)
Total from investment operations	$6.00	$(0.13)	$1.50		$(1.07)	$(4.53)
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.04)		$—	$—
Net asset value, end of period (x)	$26.70	$20.70	$20.83		$19.37	$20.44
Total return (%) (r)(s)(t)(x)	28.99	(0.62)	7.77		(5.23)	(18.14)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.65	1.67		1.75	1.65
Expenses after expense reductions (f)	1.65	1.65	1.67		1.75	1.65
Net investment income (loss)	0.22	0.07	0.02		0.36	(0.01)
Portfolio turnover	61	69	73		125	104
Net assets at end of period (000 omitted)	$33,019	$34,609	$49,123		$66,795	$108,949
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.63	1.64	1.67		1.75	N/A
See Notes to Financial Statements

23

Financial Highlights – continued

Class C	Years ended 9/30
	2012	2011		2010		2009	2008
Net asset value, beginning of period	$20.68	$20.80		$19.39		$20.46	$24.99
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.02		$0.00	(w)	$0.05	$0.00 (w)
Net realized and unrealized gain (loss) on investments and foreign currency	5.93	(0.14)		1.49		(1.12)	(4.53)
Total from investment operations	$5.98	$(0.12)		$1.49		$(1.07)	$(4.53)
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.00	)(w)	$(0.08)		$—	$—
Net asset value, end of period (x)	$26.64	$20.68		$20.80		$19.39	$20.46
Total return (%) (r)(s)(t)(x)	28.94	(0.56)		7.69		(5.23)	(18.13)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.65		1.67		1.75	1.65
Expenses after expense reductions (f)	1.65	1.65		1.67		1.75	1.65
Net investment income	0.22	0.07		0.02		0.33	0.00
Portfolio turnover	61	69		73		125	104
Net assets at end of period (000 omitted)	$85,428	$72,558		$81,879		$85,919	$105,748
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.63	1.64		1.67		1.75	N/A

See Notes to Financial Statements

24

Financial Highlights – continued

Class I	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$22.75	$22.86	$21.26	$22.50	$27.46
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.27	$0.23	$0.25	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	6.50	(0.15)	1.62	(1.27)	(4.97)
Total from investment operations	$6.83	$0.12	$1.85	$(1.02)	$(4.71)
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.23)	$(0.25)	$(0.22)	$(0.25)
Net asset value, end of period (x)	$29.31	$22.75	$22.86	$21.26	$22.50
Total return (%) (r)(s)(x)	30.27	0.42	8.78	(4.27)	(17.31)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.65	0.67	0.75	0.65
Expenses after expense reductions (f)	0.65	0.65	0.67	0.75	0.65
Net investment income	1.26	1.07	1.02	1.43	1.01
Portfolio turnover	61	69	73	125	104
Net assets at end of period (000 omitted)	$237,389	$608,723	$554,786	$535,678	$786,709
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.63	0.64	0.67	0.75	N/A

See Notes to Financial Statements

25

Financial Highlights – continued

Class R1	Years ended 9/30
	2012	2011	2010		2009	2008
Net asset value, beginning of period	$20.42	$20.54	$19.16		$20.21	$24.82
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.02	$ (0.00	)(w)	$0.05	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	5.87	(0.14)	1.47		(1.10)	(4.48)
Total from investment operations	$5.92	$(0.12)	$1.47		$(1.05)	$(4.49)
Less distributions declared to shareholders
From net investment income	$(0.02)	$—	$(0.09)		$—	$(0.12)
Net asset value, end of period (x)	$26.32	$20.42	$20.54		$19.16	$20.21
Total return (%) (r)(s)(x)	28.99	(0.58)	7.68		(5.20)	(18.19)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.65	1.67		1.75	1.69
Expenses after expense reductions (f)	1.65	1.65	1.67		1.75	1.69
Net investment income (loss)	0.22	0.07	0.02		0.34	(0.03)
Portfolio turnover	61	69	73		125	104
Net assets at end of period (000 omitted)	$2,688	$2,434	$2,863		$2,945	$3,787
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.63	1.64	1.67		1.75	N/A

See Notes to Financial Statements

26

Financial Highlights – continued

Class R2	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$21.80	$21.95	$20.43	$21.59	$26.42
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.14	$0.11	$0.14	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	6.25	(0.16)	1.58	(1.20)	(4.77)
Total from investment operations	$6.43	$(0.02)	$1.69	$(1.06)	$(4.65)
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.13)	$(0.17)	$(0.10)	$(0.18)
Net asset value, end of period (x)	$28.07	$21.80	$21.95	$20.43	$21.59
Total return (%) (r)(s)(x)	29.66	(0.13)	8.32	(4.79)	(17.73)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15	1.15	1.17	1.25	1.18
Expenses after expense reductions (f)	1.15	1.15	1.17	1.25	1.18
Net investment income	0.71	0.57	0.52	0.81	0.49
Portfolio turnover	61	69	73	125	104
Net assets at end of period (000 omitted)	$17,583	$11,711	$9,733	$8,304	$9,046
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.13	1.14	1.17	1.25	N/A

See Notes to Financial Statements

27

Financial Highlights – continued

Class R3	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$22.24	$22.37	$20.82	$21.99	$26.88
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.21	$0.17	$0.18	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	6.35	(0.15)	1.59	(1.21)	(4.87)
Total from investment operations	$6.61	$0.06	$1.76	$(1.03)	$(4.69)
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.19)	$(0.21)	$(0.14)	$(0.20)
Net asset value, end of period (x)	$28.64	$22.24	$22.37	$20.82	$21.99
Total return (%) (r)(s)(x)	29.93	0.19	8.52	(4.50)	(17.60)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.90	0.93	1.00	0.94
Expenses after expense reductions (f)	0.90	0.90	0.92	1.00	0.94
Net investment income	0.96	0.84	0.77	1.04	0.72
Portfolio turnover	61	69	73	125	104
Net assets at end of period (000 omitted)	$35,774	$8,582	$8,954	$5,195	$4,727
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.89	0.89	0.92	1.00	N/A

See Notes to Financial Statements

28

Financial Highlights – continued

Class R4	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$22.32	$22.45	$20.88	$22.09	$26.95
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.26	$0.22	$0.18	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	6.38	(0.16)	1.60	(1.18)	(4.88)
Total from investment operations	$6.70	$0.10	$1.82	$(1.00)	$(4.63)
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.23)	$(0.25)	$(0.21)	$(0.23)
Net asset value, end of period (x)	$28.75	$22.32	$22.45	$20.88	$22.09
Total return (%) (r)(s)(x)	30.27	0.34	8.80	(4.25)	(17.34)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.64	0.67	0.74	0.67
Expenses after expense reductions (f)	0.65	0.64	0.67	0.74	0.67
Net investment income	1.21	1.02	1.01	0.99	0.98
Portfolio turnover	61	69	73	125	104
Net assets at end of period (000 omitted)	$20,829	$12,225	$739	$348	$57
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.63	0.64	0.67	0.74	N/A

See Notes to Financial Statements

29

Financial Highlights – continued

Class R5 (formerly Class W) (y)	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$22.30	$22.42	$20.86	$22.06	$26.94
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.24	$0.20	$0.22	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	6.38	(0.15)	1.60	(1.23)	(4.87)
Total from investment operations	$6.69	$0.09	$1.80	$(1.01)	$(4.64)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.21)	$(0.24)	$(0.19)	$(0.24)
Net asset value, end of period (x)	$28.75	$22.30	$22.42	$20.86	$22.06
Total return (%) (r)(s)(x)	30.25	0.31	8.69	(4.35)	(17.40)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60	0.75	0.77	0.85	0.75
Expenses after expense reductions (f)	0.60	0.75	0.77	0.85	0.75
Net investment income	1.13	0.96	0.93	1.27	0.91
Portfolio turnover	61	69	73	125	104
Net assets at end of period (000 omitted)	$825,334	$219	$197	$125	$120
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	0.58	0.74	0.77	0.85	N/A

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	As further discussed in Note 5 in the Notes to Financial Statements, on May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated as Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

See Notes to Financial Statements

30

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Research Fund (the fund) is a series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period the fund adopted FASB Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are

31

Notes to Financial Statements – continued

generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the

32

Notes to Financial Statements – continued

significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,706,579,987	$—	$—	$2,706,579,987
Netherlands	19,893,126	—	—	19,893,126
Israel	12,199,891	—	—	12,199,891
United Kingdom	11,234,439	—	—	11,234,439
Hong Kong	6,169,627	4,011,612	—	10,181,239
France	8,854,160	—	—	8,854,160
Mutual Funds	53,816,932	—	—	53,816,932
Total Investments	$2,818,748,162	$4,011,612	$—	$2,822,759,774
Short Sales	$(4,829,890)	$—	$—	$(4,829,890)

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $15,023,787 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

33

Notes to Financial Statements – continued

The derivative instruments used by the fund were written options and purchased options. At September 30, 2012, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended September 30, 2012 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$(2,433,470)	$870,614

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended September 30, 2012 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$528,677	$355,300

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported

34

Notes to Financial Statements – continued

separately on the Statement of Assets and Liabilities as “Restricted cash” and “Deposits with brokers.” Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline and also wrote put options on securities that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability on the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Written Options

	Number of contracts	Premiums received
Outstanding, beginning of period	14,361	$469,964
Options written	12,696	765,752
Options closed	(5,066)	(219,281)
Options expired	(21,991)	(1,016,435)
Outstanding, end of period	—	$—

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular

35

Notes to Financial Statements – continued

security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended September 30, 2012, this expense amounted to $432,887. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

36

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

37

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/12	9/30/11
Ordinary income (including any short-term capital gains)	$18,435,299	$15,418,433

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/12
Cost of investments	$2,448,660,074
Gross appreciation	434,867,649
Gross depreciation	(60,767,949)
Net unrealized appreciation (depreciation)	$374,099,700
Undistributed ordinary income	24,128,679
Capital loss carryforwards	(208,867,893)
Other temporary differences	(1,463,144)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after September 30, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of September 30, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
9/30/18	$(208,867,893)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 9/30/12	Year ended 9/30/11
Class A	$10,793,641	$9,727,250
Class C	73,115	12,034
Class I	7,226,809	5,525,072
Class R1	1,976	—
Class R2	87,582	65,276
Class R3	80,256	77,675
Class R4	169,471	9,230
Class R5 (formerly Class W)	2,449	1,896
Total	$18,435,299	$15,418,433

38

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.43% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $99,607 for the year ended September 30, 2012, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)		Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%		$3,458,844
Class B	0.75%	0.25%	1.00%	1.00%		349,823
Class C	0.75%	0.25%	1.00%	1.00%		814,659
Class R1	0.75%	0.25%	1.00%	1.00%		26,839
Class R2	0.25%	0.25%	0.50%	0.50%		73,264
Class R3	—	0.25%	0.25%	0.25%		38,180
Class R5(formerly Class W)	—	—	—	0.00%(a	)	160
Total Distribution and Service Fees						$4,761,769

(a)	Ratio amount is less than 0.01%.
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2012 based on each class’ average daily net assets. Effective May 30, 2012, Class W shares were redesignated Class R5 shares. Effective May 31, 2012, the 0.10% Class W distribution fee was eliminated. See Note 5 for additional information.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All

39

Notes to Financial Statements – continued

contingent deferred sales charges are paid to MFD and during the year ended September 30, 2012, were as follows:

Amount
Class A	$1,182
Class B	38,789
Class C	4,474

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2012, the fee was $908,535, which equated to 0.0384% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended September 30, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,822,045.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended September 30, 2012, these costs for the fund amounted to $953,151 and are reflected in the “Shareholder servicing costs” on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2012 was equivalent to an annual effective rate of 0.0151% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002,

40

Notes to Financial Statements – continued

accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $2,698 and the Retirement Deferral plan resulted in an expense of $11,815. Both amounts are included in independent Trustees’ compensation for the year ended September 30, 2012. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $110,676 at September 30, 2012, and is included in “Payable for independent Trustees’ compensation” on the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in “Other assets” and “Payable for independent Trustees’ compensation” on the Statement of Assets and Liabilities is $50,443 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended September 30, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $20,011 and are included in “Miscellaneous” expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $8,536, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” on the Statement of Operations. This money market fund does not pay a management fee to MFS.

On May 31, 2012, MFS purchased 3,864 shares of Class R5 for an aggregate amount of $100,000.

41

Notes to Financial Statements – continued

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $1,599,783,015 and $1,427,697,676, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/12		Year ended 9/30/11
	Shares	Amount	Shares	Amount
Shares sold
Class A	7,556,456	$202,867,617	5,924,414	$148,095,503
Class B	140,589	3,428,343	159,478	3,736,539
Class C	172,364	4,284,738	196,702	4,583,651
Class I	10,001,045	278,834,685	3,673,130	92,525,659
Class R1	12,128	294,968	14,274	328,469
Class R2	248,424	6,443,769	204,355	4,816,341
Class R3	934,660	25,476,945	203,391	5,122,622
Class R4	301,986	7,701,093	553,940	14,086,316
Class R5 (formerly Class W)	29,524,424	772,578,096	4,784	118,888
	48,892,076	$1,301,910,254	10,934,468	$273,413,988

Shares issued to shareholders in reinvestment of distributions
Class A	401,574	$ 9,569,512	350,208	$ 8,615,180
Class C	2,613	58,053	417	9,570
Class I	297,079	7,204,156	220,074	5,510,647
Class R1	90	1,976	—	—
Class R2	3,386	78,975	2,359	56,825
Class R3	3,362	79,818	3,168	77,675
Class R4	7,123	169,471	375	9,230
Class R5 (formerly Class W)	102	2,420	73	1,783
	715,329	$17,164,381	576,674	$14,280,910

42

Notes to Financial Statements – continued

	Year ended 9/30/12		Year ended 9/30/11
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(8,328,026)	$ (218,561,415)	(9,313,266)	$(233,021,679)
Class B	(575,616)	(14,052,701)	(846,523)	(19,621,064)
Class C	(477,497)	(11,654,619)	(624,069)	(14,314,912)
Class I	(28,960,622)	(771,340,034)	(1,399,506)	(35,725,987)
Class R1	(29,258)	(705,171)	(34,465)	(775,398)
Class R2	(162,415)	(4,191,771)	(113,115)	(2,767,626)
Class R3	(74,806)	(1,991,387)	(220,836)	(5,649,461)
Class R4	(132,387)	(3,590,636)	(39,601)	(1,017,621)
Class R5 (formerly Class W)	(824,554)	(21,945,100)	(3,821)	(97,869)
	(39,565,181)	$(1,048,032,834)	(12,595,202)	$(312,991,617)

Net change
Class A	(369,996)	$ (6,124,286)	(3,038,644)	$(76,310,996)
Class B	(435,027)	(10,624,358)	(687,045)	(15,884,525)
Class C	(302,520)	(7,311,828)	(426,950)	(9,721,691)
Class I	(18,662,498)	(485,301,193)	2,493,698	62,310,319
Class R1	(17,040)	(408,227)	(20,191)	(446,929)
Class R2	89,395	2,330,973	93,599	2,105,540
Class R3	863,216	23,565,376	(14,277)	(449,164)
Class R4	176,722	4,279,928	514,714	13,077,925
Class R5 (formerly Class W)	28,699,972	750,635,416	1,036	22,802
	10,042,224	$271,041,801	(1,084,060)	$(25,296,719)

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Conservative Allocation Fund, and the MFS Aggressive Growth Allocation Fund were the owners of record of approximately 11%, 9%, 4%, and 3% respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2010 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2050 Fund , and the MFS Lifetime Retirement Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

Redesignation of Class W to Class R5 – On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated as Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

43

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2012, the fund’s commitment fee and interest expense were $15,843 and $0, respectively, and are included in “Miscellaneous” expense on the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	26,284,397	332,185,318	(304,652,783)	53,816,932

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$17,761	$53,816,932

44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and the Shareholders of MFS Research Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Fund (one of the portfolios comprising MFS Series Trust V) (the “Fund”) as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 15, 2012

45

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of November 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor	N/A

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Asset Management, Director and Senior Counsel (until 2012)	N/A

47

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008);	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 41)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

48

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

49

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
Joseph MacDougall

50

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative

51

Board Review of Investment Advisory Agreement – continued

performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2011 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided

52

Board Review of Investment Advisory Agreement – continued

by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was lower than the Lipper expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

53

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

54

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

55

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

56

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

57

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

September 30, 2012

MFS® TOTAL RETURN FUND

MTR-ANN

MFS® TOTAL RETURN FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

World financial markets face major economic and political challenges. While the European debt crisis continues, there are signs of improvement given the European Central Bank's willingness to backstop troubled sovereigns and the agreement to provide direct financial aid to struggling banks. Economic activity in China, until recently the world’s growth engine, appears to be bottoming. Even the relatively strong and stable US economy has been affected by uncertainty over the presidential election and the threat of a “fiscal cliff” at year-end. At the same time, global consumer and producer confidence is weak. And a search for safe havens by nervous investors has kept yields historically low on highly rated government bonds, including those issued by Germany and the United States.

But there is also good news: Global economic data have modestly improved, performing slightly better than expected. However, the improvement is too short-lived to be called a trend. Equity markets have been largely range bound since the Fed extended its quantitative easing program. Equity markets have started to build in expectations of further stimulus activity by the US, European and Chinese central banks. It is hard to know how much of the recent gain in financial markets has been the result of actual economic improvements versus expectations that renewed central bank action will soon lead to an economic rebound.

Through all this uncertainty, managing risk remains a top priority for investors and their advisors. At MFS®, our emphasis on global research is designed to keep our investment process functioning smoothly at all times. Close collaboration among colleagues around the world is vital in periods of uncertainty and heightened volatility. We share ideas and evaluate opportunities across continents and across all investment disciplines and types of investments. We employ this uniquely collaborative approach to build better insights — and better results — for our clients.

Like our investors, we are mindful of the many economic challenges we face at the local, national and international levels. In times like these, it is more important than ever to maintain a long-term view, adhere to time-tested investing principles such as asset allocation and diversification and work closely with investment advisors to research and identify the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

November 15, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
U.S. Treasury Notes, 2.125%, 2015	2.5%
JPMorgan Chase & Co.	2.2%
Philip Morris International, Inc.	2.2%
U.S. Treasury Bonds, 4.5%, 2039	2.0%
Fannie Mae, 5.5%, 30 Years	1.9%
Pfizer, Inc.	1.7%
Exxon Mobil Corp.	1.7%
Lockheed Martin Corp.	1.6%
U.S. Treasury Notes, 1.875%, 2014	1.5%
U.S. Treasury Notes, 0.875%, 2016	1.5%

Composition including fixed income credit quality (a)(i)
AAA	1.0%
AA	1.3%
A	3.8%
BBB	5.7%
BB	0.5%
CC	0.1%
C	0.1%
D (o)	0.0%
U.S. Government	13.5%
Federal Agencies	12.7%
Not Rated	0.1%
Non-Fixed Income (s)	60.2%
Cash & Other	1.0%

Equity sectors
Financial Services	13.0%
Health Care	7.3%
Consumer Staples	7.2%
Industrial Goods & Services	6.8%
Energy	6.0%
Leisure	4.2%
Utilities & Communications	3.8%
Technology	2.9%
Retailing	2.8%
Basic Materials	2.7%
Autos & Housing	1.6%
Special Products & Services (s)	1.0%
Transportation	0.9%

Fixed income sectors (i)
U.S. Treasury Securities	13.5%
Mortgage-Backed Securities	12.2%
High Grade Corporates	8.7%
Commercial Mortgage-Backed Securities	1.6%
Emerging Markets Bonds	0.9%
Non-U.S. Government Bonds	0.9%
U.S. Government Agencies	0.5%
Asset-Backed Securities	0.2%
High Yield Corporates	0.2%
Collateralized Debt Obligations	0.1%
Residential Mortgage-Backed Securities (o)	0.0%

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(o)	Less than 0.1%.
(s)	Includes when-issued equity securities sold.

Percentages are based on net assets as of 9/30/12.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2012, Class A shares of the MFS Total Return Fund (the “fund”) provided a total return of 18.21%, at net asset value. This compares with returns of 30.20% and 5.16% for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”) and the Barclays U.S. Aggregate Bond Index (“Barclays Index”), respectively. The fund’s other benchmark, the MFS Total Return Blended Index (“Blended Index”), generated a return of 19.87%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

At the beginning of the reporting period, markets were roiled by several global concerns. These included the aftermath of the U.S. sovereign debt-ceiling debacle, the path of eurozone integration and the scope of its bailout facilities, and the likelihood of a Chinese hard landing. Amidst this turmoil, global equity markets had declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators had fallen precipitously, while highly-rated sovereign bond yields hit multi-decade lows.

During the middle of the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Long Term Refinancing Operations, or LTROs), coupled with healthier global macroeconomic conditions, led by moderate but sustained U.S. growth, ushered in improved market dynamics.

During the second half of the period, market trends were more mixed. Worsening conditions were driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, broad market sentiment remained relatively resilient, as equity markets generally maintained gains and credit spreads did not indicate deterioration.

Detractors from Performance

Within the equity portion of the fund, stock selection in the technology sector detracted from performance relative to the S&P 500 Index. Not holding shares of strong-performing computer and personal electronics maker Apple (h) and Internet search giant Google (h) held back relative returns. Shares of Apple rose as investor enthusiasm for the stock appeared to have remained strong, with contributions from earnings growth that was ahead of consensus due to robust iPhone shipments with strong growth coming from Japan and China and anticipation of the release of iPhone 5. Google’s stock price strengthened as the firm’s core Internet business increased revenue significantly in the second quarter.

Stock selection in both the retailing and energy sectors also weakened relative results. Within the retailing sector, not owning home improvement retailer Home Depot  (h), which outperformed the benchmark during the reporting period, hindered relative performance. Within the energy sector, the portfolio’s holdings of offshore oil driller Transocean  (b) detracted from relative returns.

Management Review – continued

Elsewhere, not holding diversified industrial conglomerate General Electric (h), and the fund’s overweight position in diversified aerospace and buildings products manufacturer United Technologies, dampened relative results. Additionally, holding shares of global food companies Nestlé (b) and General Mills, voice and data communications services company Vodafone Group (b), and French dairy and yogurt producer Groupe Danone hurt relative returns.

Within the fixed income portion of the fund, an underweight exposure to the telecom sector detracted from performance relative to the Barclays Index. The fund’s lesser exposure to “A” rated (r) bonds also held back relative results.

Contributors to Performance

Within the equity portion of the fund, stock selection in the leisure sector contributed to performance relative to the S&P 500 Index. The fund’s overweight position in media conglomerate Walt Disney supported relative returns. The timing of the fund’s ownership in shares of fast-food giant McDonald’s, which underperformed the benchmark during the reporting period, also aided relative results.

Stock selection in the consumer staples sector had a positive impact on relative returns, led by the fund’s overweight position in strong-performing tobacco company Philip Morris International. Additionally, avoiding shares of beverage maker Coca-Cola benefited relative results as the company’s shares underperformed the benchmark. Owning shares of alcoholic drink producer Diageo  (b) also contributed to relative returns.

Elsewhere, holdings of protective and decorative coatings manufacturer PPG Industries, investment bank JPMorgan Chase, and energy infrastructure firm Williams Cos., Inc. were among the fund’s top relative contributors over the reporting period.

Within the fixed income portion of the fund, return from yield, which was greater than that of the Barclays Index, aided relative returns. The fund’s greater exposure to bonds in the banking and financial sectors, as well as its overweight exposure to “BBB” rated (r) securities, also strengthened relative results. In addition, the fund’s yield curve (y) positioning, particularly the greater exposure to shifts in the long end (centered around maturities of 10 or more years) of the yield curve during the middle part of the reporting period, was another area of relative strength as the curve flattened.

Respectfully,

Nevin Chitkara	William Douglas	Steven Gorham
Portfolio Manager	Portfolio Manager	Portfolio Manager

Richard Hawkins	Joshua Marston	Brooks Taylor
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

Management Review – continued

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type. A normal yield curve is upward-sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 9/30/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 9/30/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	10/06/70	18.21%	2.23%	6.43%	N/A
B	8/23/93	17.30%	1.54%	5.72%	N/A
C	8/01/94	17.31%	1.54%	5.73%	N/A
I	1/02/97	18.50%	2.56%	6.79%	N/A
R1	4/01/05	17.36%	1.54%	N/A	3.65%
R2	10/31/03	17.86%	2.04%	N/A	5.22%
R3	4/01/05	18.20%	2.30%	N/A	4.42%
R4	4/01/05	18.49%	2.55%	N/A	4.69%
R5	6/01/12	N/A	N/A	N/A	7.17%
529A	7/31/02	18.11%	2.13%	6.23%	N/A
529B	7/31/02	17.24%	1.44%	5.54%	N/A
529C	7/31/02	17.18%	1.43%	5.53%	N/A
Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		30.20%	1.05%	8.01%	N/A
Barclays U.S. Aggregate Bond Index (f)		5.16%	6.53%	5.32%	N/A
MFS Total Return Blended Index (f)(y)		19.87%	3.67%	7.25%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		11.41%	1.02%	5.80%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		13.30%	1.19%	5.72%	N/A
C With CDSC (1% for 12 months) (x)		16.31%	1.54%	5.73%	N/A
529A With Initial Sales Charge (5.75%)		11.32%	0.92%	5.60%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (x)		13.24%	1.10%	5.54%	N/A
529C With CDSC (1% for 12 months) (x)		16.18%	1.43%	5.53%	N/A

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.

Performance Summary – continued

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.
(y)	MFS Total Return Blended Index was comprised at period end of 60% Standard & Poor’s 500 Stock Index and 40% Barclays U.S. Aggregate Bond Index.

Benchmark Definitions

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2012 through September 30, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2012 through September 30, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/12	Ending Account Value 9/30/12	Expenses Paid During Period (p) 4/01/12-9/30/12
A	Actual	0.76%	$1,000.00	$1,026.69	$3.85
	Hypothetical (h)	0.76%	$1,000.00	$1,021.20	$3.84
B	Actual	1.51%	$1,000.00	$1,022.75	$7.64
	Hypothetical (h)	1.51%	$1,000.00	$1,017.45	$7.62
C	Actual	1.51%	$1,000.00	$1,023.38	$7.64
	Hypothetical (h)	1.51%	$1,000.00	$1,017.45	$7.62
I	Actual	0.51%	$1,000.00	$1,027.98	$2.59
	Hypothetical (h)	0.51%	$1,000.00	$1,022.45	$2.58
R1	Actual	1.51%	$1,000.00	$1,023.58	$7.64
	Hypothetical (h)	1.51%	$1,000.00	$1,017.45	$7.62
R2	Actual	1.01%	$1,000.00	$1,025.33	$5.11
	Hypothetical (h)	1.01%	$1,000.00	$1,019.95	$5.10
R3	Actual	0.76%	$1,000.00	$1,026.68	$3.85
	Hypothetical (h)	0.76%	$1,000.00	$1,021.20	$3.84
R4	Actual	0.51%	$1,000.00	$1,027.93	$2.59
	Hypothetical (h)	0.51%	$1,000.00	$1,022.45	$2.58
R5	Actual	0.44%	$1,000.00	$1,071.67	$1.52	(i)
	Hypothetical (h)	0.44%	$1,000.00	$1,022.80	$2.23
529A	Actual	0.81%	$1,000.00	$1,026.51	$4.10
	Hypothetical (h)	0.81%	$1,000.00	$1,020.95	$4.09
529B	Actual	1.56%	$1,000.00	$1,023.15	$7.89
	Hypothetical (h)	1.56%	$1,000.00	$1,017.20	$7.87
529C	Actual	1.56%	$1,000.00	$1,022.47	$7.89
	Hypothetical (h)	1.56%	$1,000.00	$1,017.20	$7.87

(h)	5% class return per year before expenses.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

9/30/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 60.1%
Issuer	Shares/Par	Value ($)

Aerospace - 4.3%
Honeywell International, Inc.	963,369	$57,561,336
Lockheed Martin Corp.	1,004,400	93,790,872
Northrop Grumman Corp.	290,880	19,323,158
Precision Castparts Corp.	79,780	13,031,265
United Technologies Corp.	898,800	70,367,052

		$254,073,683
Alcoholic Beverages - 0.9%
Diageo PLC	1,781,632	$50,045,056
Diageo PLC, ADR	19,290	2,174,562

		$52,219,618
Automotive - 1.0%
Delphi Automotive PLC (a)	678,000	$21,018,000
General Motors Co. (a)	277,880	6,321,770
Johnson Controls, Inc.	1,215,600	33,307,440

		$60,647,210
Broadcasting - 2.5%
Omnicom Group, Inc.	691,920	$35,675,395
Viacom, Inc., “B”	951,950	51,015,001
Walt Disney Co.	1,154,700	60,367,716

		$147,058,112
Brokerage & Asset Managers - 1.0%
BlackRock, Inc.	192,335	$34,293,331
Franklin Resources, Inc.	212,370	26,561,116

		$60,854,447
Business Services - 1.1%
Accenture PLC, “A”	646,260	$45,257,588
Dun & Bradstreet Corp.	109,010	8,679,376
Fiserv, Inc. (a)	119,430	8,841,403

		$62,778,367
Cable TV - 0.8%
Comcast Corp., “Special A”	1,296,690	$45,124,812

Chemicals - 2.1%
3M Co.	641,700	$59,305,914

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Chemicals - continued
Celanese Corp.	248,950	$9,437,695
E.I. du Pont de Nemours & Co.	168,100	8,450,387
PPG Industries, Inc.	431,920	49,601,693

		$126,795,689
Computer Software - 1.3%
Check Point Software Technologies Ltd. (a)	185,360	$8,926,938
Microsoft Corp.	314,940	9,378,913
Oracle Corp.	1,785,820	56,235,472

		$74,541,323
Computer Software - Systems - 1.1%
Hewlett-Packard Co.	753,470	$12,854,198
International Business Machines Corp.	249,250	51,706,913

		$64,561,111
Construction - 0.5%
Stanley Black & Decker, Inc.	390,651	$29,787,139

Consumer Products - 0.6%
Procter & Gamble Co.	380,088	$26,362,904
Reckitt Benckiser Group PLC	159,171	9,163,096

		$35,526,000
Electrical Equipment - 1.8%
Danaher Corp.	1,185,840	$65,399,076
Tyco International Ltd.	666,980	37,524,295
Tyco International Ltd. (a)(w)	163,940	4,491,956

		$107,415,327
Electronics - 0.4%
Intel Corp.	618,450	$14,026,446
Microchip Technology, Inc.	246,980	8,086,125

		$22,112,571
Energy - Independent - 2.7%
Anadarko Petroleum Corp.	322,730	$22,565,282
Apache Corp.	430,080	37,189,018
EOG Resources, Inc.	103,530	11,600,537
EQT Corp.	189,870	11,202,330
Noble Energy, Inc.	260,030	24,107,381
Occidental Petroleum Corp.	614,170	52,855,470

		$159,520,018

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Integrated - 2.9%
Chevron Corp.	608,785	$70,959,980
Exxon Mobil Corp.	1,100,258	100,618,594

		$171,578,574
Engineering - Construction - 0.2%
Fluor Corp.	187,260	$10,538,993

Food & Beverages - 2.9%
Coca-Cola Enterprises, Inc.	91,417	$2,858,610
Dr Pepper Snapple Group, Inc.	62,360	2,776,891
General Mills, Inc.	1,066,650	42,506,003
Groupe Danone	465,223	28,642,266
J.M. Smucker Co.	58,200	5,024,406
Kellogg Co.	155,520	8,034,163
Kraft Foods, Inc., “A”	210,500	8,704,175
Nestle S.A.	740,752	46,705,575
PepsiCo, Inc.	364,520	25,797,080

		$171,049,169
Food & Drug Stores - 1.1%
CVS Caremark Corp.	908,859	$44,006,953
Kroger Co.	372,440	8,767,238
Walgreen Co.	389,870	14,206,863

		$66,981,054
General Merchandise - 1.2%
Kohl’s Corp.	438,480	$22,458,946
Target Corp.	779,310	49,462,806

		$71,921,752
Health Maintenance Organizations - 0.1%
Aetna, Inc.	188,080	$7,447,968

Insurance - 4.0%
ACE Ltd.	661,840	$50,035,104
Aon PLC	595,210	31,123,531
Chubb Corp.	178,100	13,585,468
MetLife, Inc.	1,399,190	48,216,087
Prudential Financial, Inc.	835,850	45,562,184
Travelers Cos., Inc.	680,403	46,444,309

		$234,966,683
Leisure & Toys - 0.4%
Hasbro, Inc.	599,770	$22,893,221

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Machinery & Tools - 0.5%
Eaton Corp.	592,023	$27,979,007

Major Banks - 6.5%
Bank of America Corp.	1,884,130	$16,636,868
Bank of New York Mellon Corp.	2,514,838	56,885,636
Goldman Sachs Group, Inc.	582,612	66,231,332
JPMorgan Chase & Co.	3,143,841	127,262,684
PNC Financial Services Group, Inc.	363,549	22,939,942
State Street Corp.	735,520	30,862,419
Wells Fargo & Co.	1,893,760	65,391,533

		$386,210,414
Medical & Health Technology & Services - 0.3%
AmerisourceBergen Corp.	244,170	$9,451,821
Quest Diagnostics, Inc.	158,280	10,039,700

		$19,491,521
Medical Equipment - 2.2%
Becton, Dickinson & Co.	246,600	$19,372,896
Covidien PLC	358,960	21,329,403
Medtronic, Inc.	482,750	20,816,180
St. Jude Medical, Inc.	706,060	29,746,308
Thermo Fisher Scientific, Inc.	605,280	35,608,622

		$126,873,409
Metals & Mining - 0.1%
Cliffs Natural Resources, Inc.	85,880	$3,360,484

Natural Gas - Pipeline - 0.3%
Williams Cos., Inc.	561,890	$19,649,293

Network & Telecom - 0.1%
Cisco Systems, Inc.	236,340	$4,511,731

Oil Services - 0.4%
Schlumberger Ltd.	102,800	$7,435,524
Transocean, Inc.	352,390	15,818,787

		$23,254,311
Other Banks & Diversified Financials - 1.5%
American Express Co.	153,810	$8,745,637
MasterCard, Inc., “A”	20,466	9,239,990
SunTrust Banks, Inc.	378,100	10,688,887
Visa, Inc., “A”	149,130	20,025,176

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Other Banks & Diversified Financials - continued
Western Union Co.	1,622,721	$29,565,977
Zions Bancorporation	391,830	8,093,249

		$86,358,916
Pharmaceuticals - 4.7%
Abbott Laboratories	844,570	$57,903,719
Bayer AG	110,831	9,518,154
Johnson & Johnson	1,141,430	78,655,941
Merck & Co., Inc.	402,560	18,155,456
Pfizer, Inc.	4,087,115	101,564,808
Roche Holding AG	50,477	9,429,887

		$275,227,965
Printing & Publishing - 0.3%
McGraw-Hill Cos., Inc.	128,310	$7,004,443
Moody’s Corp.	201,840	8,915,273

		$15,919,716
Railroad & Shipping - 0.3%
Canadian National Railway Co.	96,520	$8,515,960
Union Pacific Corp.	61,740	7,328,538

		$15,844,498
Restaurants - 0.2%
McDonald’s Corp.	151,000	$13,854,250

Specialty Chemicals - 0.5%
Air Products & Chemicals, Inc.	384,610	$31,807,247

Specialty Stores - 0.5%
Advance Auto Parts, Inc.	250,420	$17,138,745
Staples, Inc.	1,033,230	11,902,810

		$29,041,555
Telecommunications - Wireless - 0.9%
Vodafone Group PLC	18,761,981	$53,246,708
Vodafone Group PLC, ADR	96,450	2,748,343

		$55,995,051
Telephone Services - 1.5%
AT&T, Inc.	2,034,098	$76,685,495
CenturyLink, Inc.	240,233	9,705,413

		$86,390,908

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Tobacco - 2.8%
Altria Group, Inc.	297,840	$9,944,878
Lorillard, Inc.	253,390	29,507,266
Philip Morris International, Inc.	1,413,550	127,134,687

		$166,586,831
Trucking - 0.6%
United Parcel Service, Inc., “B”	519,380	$37,172,027

Utilities - Electric Power - 1.0%
NRG Energy, Inc.	346,720	$7,416,341
PG&E Corp.	404,180	17,246,361
PPL Corp.	643,800	18,702,390
Public Service Enterprise Group, Inc.	459,420	14,784,136

		$58,149,228
Total Common Stocks (Identified Cost, $2,835,924,833)		$3,544,071,203

Bonds - 38.6%
Agency - Other - 0.1%
Financing Corp., 9.65%, 2018	$2,850,000	$4,227,741

Asset-Backed & Securitized - 1.9%
Anthracite Ltd., “A”, CDO, FRN, 0.667%, 2017 (n)	$1,711,545	$1,660,199
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.816%, 2040 (z)	6,844,141	4,419,874
BlackRock Capital Finance LP, 7.75%, 2026 (n)	981,980	116,610
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (n)	4,799,174	4,889,398
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	7,105,112	8,090,051
Credit Suisse Mortgage Capital Certificate, FRN, 5.695%, 2040	9,759,829	11,084,901
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 2036	3,997,317	3,407,853
JPMorgan Chase Commercial Mortgage Securities Corp., 4.78%, 2042	828,000	889,950
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 6.175%, 2051	12,669,291	13,550,123
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 6.003%, 2049	8,257,080	9,557,372
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 4.948%, 2037	1,200,000	1,285,000
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.386%, 2041	2,279,327	2,424,826
Merrill Lynch Mortgage Trust, “A3”, FRN, 6.042%, 2050	1,948,101	2,093,761
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.81%, 2050	11,723,839	13,114,661

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset-Backed & Securitized - continued
Morgan Stanley Capital I, Inc., FRN, 1.178%, 2030 (i)(n)	$27,118,945	$622,054
Residential Asset Mortgage Products, Inc., FRN, 4.971%, 2034	1,064,548	1,067,437
Residential Funding Mortgage Securities, Inc., FRN, 5.32%, 2035	8,242,000	4,948,175
Spirit Master Funding LLC, 5.05%, 2023 (z)	6,711,122	6,344,762
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 6.122%, 2051	18,785,000	22,143,194

		$111,710,201
Automotive - 0.3%
Hyundai Capital America, 2.125%, 2017 (n)	$1,330,000	$1,330,188
Toyota Motor Credit Corp., 3.2%, 2015	3,480,000	3,712,934
Toyota Motor Credit Corp., 3.4%, 2021	4,890,000	5,299,337
Volkswagen International Finance N.V., 2.375%, 2017 (n)	4,856,000	5,042,956

		$15,385,415
Broadcasting - 0.2%
Hearst-Argyle Television, Inc., 7.5%, 2027	$3,800,000	$2,771,332
News America, Inc., 8.5%, 2025	5,903,000	7,952,976

		$10,724,308
Cable TV - 0.4%
Cox Communications, Inc., 4.625%, 2013	$6,711,000	$6,896,801
DIRECTV Holdings LLC, 4.6%, 2021	7,320,000	8,012,194
Time Warner Entertainment Co. LP, 8.375%, 2033	7,170,000	10,423,825

		$25,332,820
Conglomerates - 0.1%
ABB Finance (USA), Inc., 2.875%, 2022	$1,772,000	$1,831,888
United Technologies Corp., 3.1%, 2022	2,450,000	2,610,779

		$4,442,667
Consumer Services - 0.0%
eBay, Inc., 1.35%, 2017	$1,644,000	$1,663,710

Defense Electronics - 0.1%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$3,942,000	$4,302,255

Emerging Market Quasi-Sovereign - 0.4%
CNOOC Finance (2012) Ltd., 3.875%, 2022 (n)	$5,880,000	$6,236,569
Corporacion Nacional del Cobre de Chile, 3.75%, 2020 (n)	1,789,000	1,933,116
Petrobras International Finance Co., 5.375%, 2021	2,152,000	2,424,811
Petrobras International Finance Co., 6.75%, 2041	1,511,000	1,875,369
Petroleos Mexicanos, 8%, 2019	4,145,000	5,423,733
Qtel International Finance Ltd., 6.5%, 2014 (n)	1,395,000	1,511,483
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	4,508,374	4,925,399

		$24,330,480

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Emerging Market Sovereign - 0.4%
Republic of Peru, 7.35%, 2025	$551,000	$807,215
Russian Federation, 3.625%, 2015 (z)	12,000,000	12,630,000
United Mexican States, 4.75%, 2044	7,817,000	8,696,413

		$22,133,628
Energy - Independent - 0.2%
Apache Corp., 3.25%, 2022	$2,382,000	$2,560,519
Apache Corp., 4.75%, 2043	1,827,000	2,087,616
EOG Resources, Inc., 2.625%, 2023	1,718,000	1,736,517
Hess Corp., 8.125%, 2019	1,740,000	2,302,213

		$8,686,865
Energy - Integrated - 0.6%
BP Capital Markets PLC, 4.5%, 2020	$1,661,000	$1,928,169
BP Capital Markets PLC, 4.742%, 2021	4,892,000	5,702,697
Husky Energy, Inc., 5.9%, 2014	4,370,000	4,743,950
Husky Energy, Inc., 7.25%, 2019	4,453,000	5,724,349
Petro-Canada, 6.05%, 2018	9,475,000	11,592,985
Total Capital International S.A., 1.55%, 2017	7,071,000	7,203,595

		$36,895,745
Financial Institutions - 0.0%
General Electric Capital Corp., 5.45%, 2013	$2,383,000	$2,416,541

Food & Beverages - 0.2%
Anheuser-Busch InBev S.A., 8%, 2039	$5,850,000	$9,582,054
Kraft Foods Group, Inc., 3.5%, 2022 (n)	2,361,000	2,494,611
Molson Coors Brewing Co., 5%, 2042	2,013,000	2,248,976

		$14,325,641
Food & Drug Stores - 0.1%
CVS Caremark Corp., 6.125%, 2016	$6,630,000	$7,856,696

Gaming & Lodging - 0.0%
Wyndham Worldwide Corp., 6%, 2016	$50,000	$56,321

Insurance - 0.1%
Metropolitan Life Global Funding I, 5.125%, 2013 (n)	$3,340,000	$3,420,477
Metropolitan Life Global Funding I, 5.125%, 2014 (n)	1,320,000	1,415,639

		$4,836,116
Insurance - Health - 0.1%
WellPoint, Inc., 3.3%, 2023	$3,410,000	$3,448,980

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Insurance - Property & Casualty - 0.2%
Chubb Corp., 6.375% to 2017, FRN to 2067	$8,200,000	$8,733,000
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2067 (n)	2,925,000	3,093,188

		$11,826,188
International Market Quasi-Sovereign - 0.7%
Achmea Hypotheekbank N.V., 3.2%, 2014 (n)	$2,973,000	$3,117,161
ING Bank N.V., 3.9%, 2014 (n)	6,920,000	7,248,631
Irish Life & Permanent PLC, 3.6%, 2013 (e)(n)	8,600,000	8,578,500
KFW International Finance, Inc., 4.875%, 2019	7,250,000	8,840,650
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	4,053,000	4,236,179
Temasek Financial I Ltd., 2.375%, 2023 (n)	10,140,000	10,128,775

		$42,149,896
Local Authorities - 0.1%
New Jersey Turnpike Authority Rev. (Build America Bonds), “F”, 7.414%, 2040	$5,815,000	$8,580,672

Machinery & Tools - 0.1%
Atlas Copco AB, 5.6%, 2017 (n)	$5,970,000	$6,991,413

Major Banks - 1.6%
ABN AMRO Bank N.V., FRN, 2.217%, 2014 (n)	$5,900,000	$5,960,428
Bank of America Corp., 7.375%, 2014	2,825,000	3,092,389
Bank of America Corp., 5.49%, 2019	4,135,000	4,504,934
Bank of America Corp., 7.625%, 2019	3,980,000	4,969,949
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	3,200,000	3,025,600
Commonwealth Bank of Australia, 5%, 2019 (n)	3,930,000	4,509,832
Credit Suisse New York, 5.5%, 2014	8,200,000	8,757,387
Goldman Sachs Group, Inc., 5.625%, 2017	6,364,000	7,013,796
HSBC Holdings PLC, 5.1%, 2021	3,688,000	4,260,518
ING Bank N.V., 3.75%, 2017 (n)	4,761,000	5,016,690
JPMorgan Chase & Co., 6.3%, 2019	6,750,000	8,297,917
JPMorgan Chase & Co., 3.25%, 2022	1,884,000	1,910,176
Merrill Lynch & Co., Inc., 6.15%, 2013	6,790,000	6,990,896
Morgan Stanley, 6.625%, 2018	6,920,000	7,950,665
PNC Funding Corp., 5.625%, 2017	6,510,000	7,494,585
Royal Bank of Scotland, 2.55%, 2015	1,405,000	1,421,905
Wachovia Corp., 5.25%, 2014	4,613,000	4,958,398
Wells Fargo & Co., 2.1%, 2017	6,600,000	6,828,261

		$96,964,326
Medical & Health Technology & Services - 0.4%
Aristotle Holding, Inc., 2.65%, 2017 (n)	$7,200,000	$7,544,902
CareFusion Corp., 6.375%, 2019	6,240,000	7,472,824

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Medical & Health Technology & Services - continued
Hospira, Inc., 6.05%, 2017	$5,813,000	$6,721,525

		$21,739,251
Metals & Mining - 0.1%
Vale Overseas Ltd., 4.625%, 2020	$1,631,000	$1,739,037
Vale Overseas Ltd., 6.875%, 2039	1,269,000	1,480,116

		$3,219,153
Mortgage-Backed - 12.1%
Fannie Mae, 4.01%, 2013	$919,591	$932,506
Fannie Mae, 4.021%, 2013	2,852,455	2,892,500
Fannie Mae, 4.767%, 2013	510,742	511,163
Fannie Mae, 4.561%, 2014	3,894,226	4,066,792
Fannie Mae, 4.792%, 2014	161,833	166,793
Fannie Mae, 4.825%, 2014	3,898,835	4,106,619
Fannie Mae, 4.88%, 2014 - 2020	1,379,326	1,500,774
Fannie Mae, 4.564%, 2015	313,476	329,582
Fannie Mae, 4.78%, 2015	2,223,220	2,409,489
Fannie Mae, 4.856%, 2015	620,638	671,775
Fannie Mae, 4.907%, 2015	2,129,506	2,321,496
Fannie Mae, 5.19%, 2015	1,291,738	1,416,175
Fannie Mae, 5.09%, 2016	2,000,000	2,231,931
Fannie Mae, 5.35%, 2016	645,025	723,757
Fannie Mae, 5.662%, 2016	1,184,870	1,336,888
Fannie Mae, 5.725%, 2016	2,030,249	2,316,317
Fannie Mae, 5.05%, 2017	2,411,582	2,698,480
Fannie Mae, 5.5%, 2017 - 2040	108,891,453	120,373,260
Fannie Mae, 6%, 2017 - 2037	51,382,238	57,727,374
Fannie Mae, 2.578%, 2018	4,000,000	4,253,384
Fannie Mae, 3.8%, 2018	790,842	881,386
Fannie Mae, 3.849%, 2018	1,437,721	1,615,246
Fannie Mae, 3.91%, 2018	1,176,150	1,314,606
Fannie Mae, 4.5%, 2018 - 2041	22,656,537	24,760,278
Fannie Mae, 5%, 2018 - 2041	56,246,080	61,610,756
Fannie Mae, 4.6%, 2019	770,000	898,336
Fannie Mae, 3%, 2027	8,150,336	8,659,915
Fannie Mae, 7.5%, 2030 - 2032	587,349	721,726
Fannie Mae, 6.5%, 2031 - 2037	17,360,514	19,905,402
Fannie Mae, 4%, 2040	2,207,852	2,412,300
Fannie Mae, 3.5%, 2041 - 2042	13,872,400	14,955,612
Fannie Mae, TBA, 2.5%, 2027	3,890,000	4,079,638
Fannie Mae, TBA, 3.5%, 2042	29,181,000	31,219,110
Freddie Mac, 6%, 2016 - 2037	28,828,067	32,029,886

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 3.882%, 2017	$2,574,445	$2,928,073
Freddie Mac, 5%, 2017 - 2039	36,697,760	40,084,729
Freddie Mac, 2.412%, 2018 (n)	1,963,000	2,079,855
Freddie Mac, 3.154%, 2018	712,000	786,883
Freddie Mac, 4.5%, 2019 - 2035	14,285,769	15,277,916
Freddie Mac, 5.085%, 2019	6,789,000	8,221,119
Freddie Mac, 5.5%, 2019 - 2035	23,222,172	25,518,663
Freddie Mac, 3.808%, 2020	5,739,000	6,544,836
Freddie Mac, 6.5%, 2034 - 2037	9,194,263	10,487,191
Freddie Mac, 4%, 2040 - 2041	29,585,289	31,836,215
Freddie Mac, 3.5%, 2042	11,727,866	12,630,481
Freddie Mac, TBA, 3%, 2042	5,832,000	6,131,802
Ginnie Mae, 5.5%, 2032 - 2035	11,976,724	13,414,534
Ginnie Mae, 6%, 2032 - 2038	11,724,275	13,331,888
Ginnie Mae, 4.5%, 2033 - 2041	33,348,285	36,862,757
Ginnie Mae, 5%, 2033 - 2041	23,766,657	26,367,673
Ginnie Mae, 3.5%, 2041 - 2042	10,212,354	11,214,894
Ginnie Mae, 4%, 2041	16,124,982	17,809,827
Ginnie Mae, TBA, 3%, 2042	14,250,000	15,246,367

		$714,826,955
Natural Gas - Pipeline - 0.3%
Enterprise Products Operating LLC, 6.5%, 2019	$5,184,000	$6,428,637
Kinder Morgan Energy Partners LP, 7.75%, 2032	2,520,000	3,272,406
Spectra Energy Capital LLC, 8%, 2019	5,327,000	6,927,023

		$16,628,066
Network & Telecom - 0.2%
AT&T, Inc., 5.55%, 2041	$8,008,000	$9,968,350
Telecom Italia Capital, 5.25%, 2013	4,186,000	4,316,813

		$14,285,163
Oil Services - 0.1%
Transocean, Inc., 3.8%, 2022	$2,855,000	$2,869,780

Other Banks & Diversified Financials - 0.7%
American Express Co., 5.5%, 2016	$6,317,000	$7,319,438
Banco Bradesco S.A., 6.75%, 2019 (n)	3,383,000	3,873,535
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)	2,600,000	2,606,087
Capital One Financial Corp., 6.15%, 2016	8,680,000	9,908,237
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	5,168,000	5,853,949
Nordea Bank AB, 4.875%, 2021 (z)	3,590,000	4,124,479
Svenska Handelsbanken AB, 4.875%, 2014 (n)	5,000,000	5,297,000

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Other Banks & Diversified Financials - continued
Swedbank AB, 2.125%, 2017 (n)	$1,317,000	$1,315,011

		$40,297,736
Pharmaceuticals - 0.3%
Roche Holdings, Inc., 6%, 2019 (n)	$6,175,000	$7,752,657
Teva Pharmaceutical Finance IV LLC, 3.65%, 2021	7,330,000	7,945,823

		$15,698,480
Real Estate - 0.6%
Boston Properties, Inc., REIT, 5%, 2015	$2,006,000	$2,193,515
ERP Operating LP, REIT, 5.375%, 2016	1,460,000	1,674,700
ERP Operating LP, REIT, 4.625%, 2021	5,212,000	6,006,288
HCP, Inc., REIT, 5.375%, 2021	4,146,000	4,729,848
HRPT Properties Trust, REIT, 6.25%, 2016	11,278,000	12,328,613
Kimco Realty Corp., REIT, 6%, 2012	1,750,000	1,765,516
WEA Finance LLC, REIT, 6.75%, 2019 (n)	2,086,000	2,529,442
WEA Finance LLC, REIT, 4.625%, 2021 (n)	5,810,000	6,342,725

		$37,570,647
Retailers - 0.4%
Home Depot, Inc., 5.95%, 2041	$1,578,000	$2,142,941
Limited Brands, Inc., 5.25%, 2014	2,262,000	2,392,065
Target Corp., 4%, 2042	5,822,000	5,958,881
Wal-Mart Stores, Inc., 5.25%, 2035	12,347,000	15,294,661

		$25,788,548
Specialty Chemicals - 0.0%
Ecolab, Inc., 5.5%, 2041	$960,000	$1,193,911

Supranational - 0.2%
Asian Development Bank, 2.75%, 2014	$5,390,000	$5,605,708
Asian Development Bank, 1.125%, 2017	3,322,000	3,399,708

		$9,005,416
Telecommunications - Wireless - 0.3%
Crown Castle Towers LLC, 6.113%, 2020 (n)	$3,852,000	$4,639,287
Crown Castle Towers LLC, 4.883%, 2020 (n)	2,040,000	2,295,602
Rogers Communications, Inc., 6.8%, 2018	8,529,000	10,777,850

		$17,712,739
Tobacco - 0.1%
B.A.T. International Finance PLC, 3.25%, 2022 (n)	$5,833,000	$5,985,673

Transportation - Services - 0.1%
ERAC USA Finance Co., 7%, 2037 (n)	$6,381,000	$7,951,498

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
U.S. Government Agencies and Equivalents - 0.5%
Aid-Egypt, 4.45%, 2015	$9,559,000	$10,675,204
Small Business Administration, 4.35%, 2023	938,144	1,029,316
Small Business Administration, 4.77%, 2024	2,564,177	2,840,800
Small Business Administration, 5.18%, 2024	4,087,244	4,568,269
Small Business Administration, 5.52%, 2024	2,385,018	2,678,802
Small Business Administration, 4.99%, 2024	3,597,148	4,068,364
Small Business Administration, 4.95%, 2025	2,780,822	3,117,577

		$28,978,332
U.S. Treasury Obligations - 13.4%
U.S. Treasury Bonds, 8.5%, 2020	$2,148,000	$3,280,735
U.S. Treasury Bonds, 6%, 2026	1,524,000	2,230,517
U.S. Treasury Bonds, 6.75%, 2026	926,000	1,448,756
U.S. Treasury Bonds, 5.25%, 2029	5,294,000	7,424,835
U.S. Treasury Bonds, 5.375%, 2031	4,690,000	6,783,644
U.S. Treasury Bonds, 4.5%, 2036	1,557,000	2,077,135
U.S. Treasury Bonds, 5%, 2037	2,452,000	3,511,340
U.S. Treasury Bonds, 4.5%, 2039	88,043,000	118,500,419
U.S. Treasury Notes, 1.375%, 2012	11,595,000	11,600,438
U.S. Treasury Notes, 1.375%, 2013	87,000	87,313
U.S. Treasury Notes, 1.5%, 2013	16,019,000	16,276,810
U.S. Treasury Notes, 2%, 2013	11,523,000	11,762,459
U.S. Treasury Notes, 2.75%, 2013	24,524,000	25,197,454
U.S. Treasury Notes, 3.125%, 2013	21,207,000	21,825,820
U.S. Treasury Notes, 3.5%, 2013	25,000,000	25,549,800
U.S. Treasury Notes, 3.875%, 2013	9,952,000	10,090,004
U.S. Treasury Notes, 1.875%, 2014	86,541,000	88,559,136
U.S. Treasury Notes, 1.875%, 2014	28,430,000	29,166,280
U.S. Treasury Notes, 4.75%, 2014	2,962,000	3,178,712
U.S. Treasury Notes, 2.125%, 2015	139,369,000	146,108,745
U.S. Treasury Notes, 4.25%, 2015	856,000	952,100
U.S. Treasury Notes, 0.875%, 2016	86,434,000	87,784,531
U.S. Treasury Notes, 2.625%, 2016	4,568,000	4,917,735
U.S. Treasury Notes, 4.75%, 2017	2,870,000	3,441,308
U.S. Treasury Notes, 3.75%, 2018	4,535,000	5,322,956
U.S. Treasury Notes, 3.125%, 2019	52,370,000	59,701,800
U.S. Treasury Notes, 3.5%, 2020	55,133,000	64,552,969
U.S. Treasury Notes, 3.125%, 2021	5,239,000	5,988,832
U.S. Treasury Notes, TIPS, 0.5%, 2014	21,032,000	21,133,059

		$788,455,642
Utilities - Electric Power - 0.9%
Bruce Mansfield Unit, 6.85%, 2034	$5,721,111	$6,099,849

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Utilities - Electric Power - continued
MidAmerican Funding LLC, 6.927%, 2029	$12,485,000	$16,641,806
Oncor Electric Delivery Co., 7%, 2022	8,725,000	10,941,028
Progress Energy, Inc., 3.15%, 2022	6,169,000	6,282,312
PSEG Power LLC, 5.32%, 2016	5,099,000	5,798,720
System Energy Resources, Inc., 5.129%, 2014 (z)	1,483,497	1,504,607
Waterford 3 Funding Corp., 8.09%, 2017	3,991,771	4,145,534

		$51,413,856
Total Bonds (Identified Cost, $2,104,230,077)		$2,272,909,471

Convertible Preferred Stocks - 0.2%
Aerospace - 0.0%
United Technologies Corp., 7.5% (a)	41,830	$2,346,663

Automotive - 0.1%
General Motors Co., 4.75%	193,780	$7,224,118

Utilities - Electric Power - 0.1%
PPL Corp., 9.5%	58,230	$3,118,217
Total Convertible Preferred Stocks (Identified Cost, $14,702,269)		$12,688,998

Money Market Funds - 2.0%
MFS Institutional Money Market Portfolio, 0.15%, at Cost and Net Asset Value (v)	119,222,920	$119,222,920
Total Investments (Identified Cost, $5,074,080,099)		$5,948,892,592

When-Issued Equity Sale - (0.1)%
Business Services - (0.1)%
ADT Corp. (Identified Cost (proceeds, $8,964,264))	(253,200)	$(9,115,200)

Other Assets, Less Liabilities - (0.8)%		(44,752,805)
Net Assets - 100.0%		$5,895,024,587

(a)	Non-income producing security.
(e)	Guaranteed by Minister for Finance of Ireland.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $167,874,574, representing 2.8% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Portfolio of Investments – continued

(w)	When-issued security. At September 30, 2012, the fund had sufficient cash and/or securities at least equal to the value of the when-issued security.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.816%, 2040	3/01/06	$6,844,141	$4,419,874
Nordea Bank AB, 4.875%, 2021	1/11/11	3,575,252	4,124,479
Russian Federation, 3.625%, 2015	4/22/10	11,966,080	12,630,000
Spirit Master Funding LLC, 5.05%, 2023	10/04/05	6,649,739	6,344,762
System Energy Resources, Inc., 5.129%, 2014	4/16/04	1,483,497	1,504,607
Total Restricted Securities			$29,023,722
% of Net assets			0.5%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TBA	To Be Announced
TIPS	Treasury Inflation Protected Security

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $4,954,857,179)	$5,829,669,672
Underlying affiliated funds, at cost and value	119,222,920
Total investments, at value (identified cost, $5,074,080,099)	$5,948,892,592
Cash	53,798
Receivables for
When-issued equity sale	8,964,264
Investments sold	1,031,585
Fund shares sold	3,075,363
Interest and dividends	21,900,720
Other assets	56,822
Total assets	$5,983,975,144
Liabilities
Payables for
Distributions	$1,127,243
When-issued equity sale, at value	9,115,200
Investments purchased	16,913,403
TBA purchase commitments	46,067,219
Fund shares reacquired	6,736,656
When-issued investments purchased	4,576,761
Payable to affiliates
Investment adviser	231,688
Shareholder servicing costs	3,487,637
Distribution and service fees	251,520
Program manager fees	122
Payable for independent Trustees’ compensation	153,960
Accrued expenses and other liabilities	289,148
Total liabilities	$88,950,557
Net assets	$5,895,024,587
Net assets consist of
Paid-in capital	$5,618,131,301
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	874,660,361
Accumulated net realized gain (loss) on investments and foreign currency	(597,676,268)
Accumulated distributions in excess of net investment income	(90,807)
Net assets	$5,895,024,587
Shares of beneficial interest outstanding	387,681,104

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$4,152,753,003	273,312,645	$15.19
Class B	338,114,964	22,240,389	15.20
Class C	769,539,950	50,396,636	15.27
Class I	121,686,909	8,009,996	15.19
Class R1	17,899,986	1,179,427	15.18
Class R2	154,924,847	10,171,196	15.23
Class R3	192,388,885	12,655,168	15.20
Class R4	125,421,480	8,248,424	15.21
Class R5	107,177	7,055	15.19
Class 529A	13,064,340	861,664	15.16
Class 529B	3,094,827	203,612	15.20
Class 529C	6,028,219	394,892	15.27

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $16.12 [100 / 94.25 x $15.19] and $16.08 [100 / 94.25 x $15.16], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/12

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$95,598,572
Interest	87,826,403
Dividends from underlying affiliated funds	87,103
Foreign taxes withheld	(541,981)
Total investment income	$182,970,097
Expenses
Management fee	$20,651,991
Distribution and service fees	23,147,938
Program manager fees	20,997
Shareholder servicing costs	8,189,546
Administrative services fee	599,246
Independent Trustees’ compensation	122,376
Custodian fee	244,664
Shareholder communications	273,244
Audit and tax fees	75,239
Legal fees	81,437
Miscellaneous	399,587
Total expenses	$53,806,265
Fees paid indirectly	(70)
Reduction of expenses by investment adviser and distributor	(31,476)
Net expenses	$53,774,719
Net investment income	$129,195,378
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$314,486,323
Foreign currency	21,586
Net realized gain (loss) on investments and foreign currency	$314,507,909
Change in unrealized appreciation (depreciation)
Investments	$530,762,861
Translation of assets and liabilities in foreign currencies	(52,067)
Net unrealized gain (loss) on investments and foreign currency translation	$530,710,794
Net realized and unrealized gain (loss) on investments and foreign currency	$845,218,703
Change in net assets from operations	$974,414,081

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 9/30
	2012	2011
Change in net assets
From operations
Net investment income	$129,195,378	$140,237,838
Net realized gain (loss) on investments and foreign currency	314,507,909	308,073,611
Net unrealized gain (loss) on investments and foreign currency translation	530,710,794	(397,476,110)
Change in net assets from operations	$974,414,081	$50,835,339
Distributions declared to shareholders
From net investment income	$(141,501,529)	$(136,677,591)
Change in net assets from fund share transactions	$(682,886,162)	$(693,498,790)
Total change in net assets	$150,026,390	$(779,341,042)
Net assets
At beginning of period	5,744,998,197	6,524,339,239
At end of period (including accumulated distributions in excess of net investment income of $90,807 and undistributed net investment income of $5,306,973, respectively)	$5,895,024,587	$5,744,998,197

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.18	$13.46	$12.84	$13.17	$16.86
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.32	$0.31	$0.34	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	2.04	(0.28)	0.63	(0.31)	(2.36)
Total from investment operations	$2.38	$0.04	$0.94	$0.03	$(1.97)
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.32)	$(0.32)	$(0.36)	$(0.41)
From net realized gain on investments	—	—	—	—	(1.31)
Total distributions declared to shareholders	$(0.37)	$(0.32)	$(0.32)	$(0.36)	$(1.72)
Net asset value, end of period (x)	$15.19	$13.18	$13.46	$12.84	$13.17
Total return (%) (r)(s)(t)(x)	18.21	0.14	7.45	0.61	(12.77)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.79	0.88	0.92	0.87
Expenses after expense reductions (f)	0.77	0.79	0.88	0.92	0.87
Net investment income	2.33	2.28	2.36	2.94	2.62
Portfolio turnover	23	24	32	56	53
Net assets at end of period (000 omitted)	$4,152,753	$3,898,883	$4,357,041	$4,373,436	$5,025,291

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.19	$13.47	$12.84	$13.17	$16.85
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.22	$0.23	$0.26	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	2.04	(0.29)	0.64	(0.31)	(2.35)
Total from investment operations	$2.27	$(0.07)	$0.87	$(0.05)	$(2.06)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.21)	$(0.24)	$(0.28)	$(0.31)
From net realized gain on investments	—	—	—	—	(1.31)
Total distributions declared to shareholders	$(0.26)	$(0.21)	$(0.24)	$(0.28)	$(1.62)
Net asset value, end of period (x)	$15.20	$13.19	$13.47	$12.84	$13.17
Total return (%) (r)(s)(t)(x)	17.30	(0.60)	6.81	(0.05)	(13.30)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.52	1.53	1.57	1.52
Expenses after expense reductions (f)	1.52	1.52	1.53	1.57	1.52
Net investment income	1.59	1.55	1.72	2.32	1.96
Portfolio turnover	23	24	32	56	53
Net assets at end of period (000 omitted)	$338,115	$394,233	$574,454	$775,219	$1,148,445

Class C	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.25	$13.53	$12.90	$13.23	$16.92
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.22	$0.23	$0.26	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	2.05	(0.29)	0.64	(0.31)	(2.36)
Total from investment operations	$2.28	$(0.07)	$0.87	$(0.05)	$(2.07)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.21)	$(0.24)	$(0.28)	$(0.31)
From net realized gain on investments	—	—	—	—	(1.31)
Total distributions declared to shareholders	$(0.26)	$(0.21)	$(0.24)	$(0.28)	$(1.62)
Net asset value, end of period (x)	$15.27	$13.25	$13.53	$12.90	$13.23
Total return (%) (r)(s)(t)(x)	17.31	(0.59)	6.79	(0.04)	(13.30)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.52	1.53	1.57	1.52
Expenses after expense reductions (f)	1.52	1.52	1.53	1.57	1.52
Net investment income	1.58	1.56	1.71	2.29	1.97
Portfolio turnover	23	24	32	56	53
Net assets at end of period (000 omitted)	$769,540	$734,645	$840,204	$861,667	$1,014,651

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.18	$13.46	$12.84	$13.17	$16.85
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.36	$0.36	$0.38	$0.44
Net realized and unrealized gain (loss) on investments and foreign currency	2.05	(0.28)	0.63	(0.31)	(2.35)
Total from investment operations	$2.42	$0.08	$0.99	$0.07	$(1.91)
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.36)	$(0.37)	$(0.40)	$(0.46)
From net realized gain on investments	—	—	—	—	(1.31)
Total distributions declared to shareholders	$(0.41)	$(0.36)	$(0.37)	$(0.40)	$(1.77)
Net asset value, end of period (x)	$15.19	$13.18	$13.46	$12.84	$13.17
Total return (%) (r)(s)(x)	18.50	0.42	7.83	0.96	(12.40)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.52	0.52	0.53	0.57	0.52
Expenses after expense reductions (f)	0.52	0.52	0.53	0.57	0.52
Net investment income	2.59	2.57	2.72	3.30	2.97
Portfolio turnover	23	24	32	56	53
Net assets at end of period (000 omitted)	$121,687	$109,575	$98,214	$104,557	$155,134

Class R1	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.17	$13.45	$12.83	$13.16	$16.84
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.22	$0.23	$0.26	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	2.04	(0.29)	0.63	(0.30)	(2.35)
Total from investment operations	$2.27	$(0.07)	$0.86	$(0.04)	$(2.06)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.21)	$(0.24)	$(0.29)	$(0.31)
From net realized gain on investments	—	—	—	—	(1.31)
Total distributions declared to shareholders	$(0.26)	$(0.21)	$(0.24)	$(0.29)	$(1.62)
Net asset value, end of period (x)	$15.18	$13.17	$13.45	$12.83	$13.16
Total return (%) (r)(s)(x)	17.36	(0.58)	6.76	(0.04)	(13.32)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.52	1.53	1.57	1.56
Expenses after expense reductions (f)	1.52	1.52	1.53	1.57	1.56
Net investment income	1.58	1.56	1.71	2.29	1.93
Portfolio turnover	23	24	32	56	53
Net assets at end of period (000 omitted)	$17,900	$15,441	$17,670	$16,811	$19,505

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.22	$13.50	$12.87	$13.20	$16.89
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.29	$0.29	$0.32	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	2.04	(0.28)	0.64	(0.31)	(2.36)
Total from investment operations	$2.34	$0.01	$0.93	$0.01	$(2.00)
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.29)	$(0.30)	$(0.34)	$(0.38)
From net realized gain on investments	—	—	—	—	(1.31)
Total distributions declared to shareholders	$(0.33)	$(0.29)	$(0.30)	$(0.34)	$(1.69)
Net asset value, end of period (x)	$15.23	$13.22	$13.50	$12.87	$13.20
Total return (%) (r)(s)(x)	17.86	(0.08)	7.35	0.46	(12.90)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.02	1.03	1.07	1.05
Expenses after expense reductions (f)	1.02	1.02	1.03	1.07	1.05
Net investment income	2.08	2.06	2.21	2.79	2.45
Portfolio turnover	23	24	32	56	53
Net assets at end of period (000 omitted)	$154,925	$151,437	$166,794	$152,115	$166,407

Class R3	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.19	$13.47	$12.85	$13.18	$16.86
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.33	$0.32	$0.34	$0.40
Net realized and unrealized gain (loss) on investments and foreign currency	2.04	(0.29)	0.64	(0.30)	(2.35)
Total from investment operations	$2.38	$0.04	$0.96	$0.04	$(1.95)
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.32)	$(0.34)	$(0.37)	$(0.42)
From net realized gain on investments	—	—	—	—	(1.31)
Total distributions declared to shareholders	$(0.37)	$(0.32)	$(0.34)	$(0.37)	$(1.73)
Net asset value, end of period (x)	$15.20	$13.19	$13.47	$12.85	$13.18
Total return (%) (r)(s)(x)	18.20	0.17	7.55	0.71	(12.65)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.77	0.78	0.82	0.81
Expenses after expense reductions (f)	0.77	0.77	0.78	0.82	0.81
Net investment income	2.32	2.31	2.46	3.00	2.68
Portfolio turnover	23	24	32	56	53
Net assets at end of period (000 omitted)	$192,389	$153,259	$160,057	$142,968	$106,360

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.19	$13.47	$12.85	$13.18	$16.86
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.36	$0.36	$0.38	$0.43
Net realized and unrealized gain (loss) on investments and foreign currency	2.04	(0.28)	0.63	(0.31)	(2.34)
Total from investment operations	$2.42	$0.08	$0.99	$0.07	$(1.91)
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.36)	$(0.37)	$(0.40)	$(0.46)
From net realized gain on investments	—	—	—	—	(1.31)
Total distributions declared to shareholders	$(0.40)	$(0.36)	$(0.37)	$(0.40)	$(1.77)
Net asset value, end of period (x)	$15.21	$13.19	$13.47	$12.85	$13.18
Total return (%) (r)(s)(x)	18.49	0.42	7.82	0.96	(12.42)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.52	0.52	0.53	0.57	0.54
Expenses after expense reductions (f)	0.52	0.52	0.53	0.57	0.54
Net investment income	2.64	2.56	2.71	3.27	2.94
Portfolio turnover	23	24	32	56	53
Net assets at end of period (000 omitted)	$125,421	$268,667	$291,138	$264,796	$257,120

Class R5	Year ended
	9/30/2012 (i)
Net asset value, beginning of period	$14.30
Income (loss) from investment operations
Net investment income (d)	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	0.91	(g)
Total from investment operations	$1.02
Less distributions declared to shareholders
From net investment income	$(0.13)
Net asset value, end of period (x)	$15.19
Total return (%) (r)(s)(x)	7.17	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.44	(a)
Expenses after expense reductions (f)	0.44	(a)
Net investment income	2.29	(a)(l)
Portfolio turnover	23
Net assets at end of period (000 omitted)	$107

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.16	$13.44	$12.82	$13.15	$16.83
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.31	$0.30	$0.33	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	2.03	(0.28)	0.63	(0.31)	(2.35)
Total from investment operations	$2.36	$0.03	$0.93	$0.02	$(1.99)
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.31)	$(0.31)	$(0.35)	$(0.38)
From net realized gain on investments	—	—	—	—	(1.31)
Total distributions declared to shareholders	$(0.36)	$(0.31)	$(0.31)	$(0.35)	$(1.69)
Net asset value, end of period (x)	$15.16	$13.16	$13.44	$12.82	$13.15
Total return (%) (r)(s)(t)(x)	18.11	0.06	7.36	0.50	(12.88)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.89	0.98	1.02	1.05
Expenses after expense reductions (f)	0.82	0.88	0.98	1.02	1.05
Net investment income	2.27	2.20	2.26	2.84	2.44
Portfolio turnover	23	24	32	56	53
Net assets at end of period (000 omitted)	$13,064	$9,758	$8,965	$8,228	$13,149

Class 529B	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.19	$13.46	$12.84	$13.17	$16.85
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.21	$0.21	$0.25	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	2.04	(0.28)	0.64	(0.31)	(2.35)
Total from investment operations	$2.26	$(0.07)	$0.85	$(0.06)	$(2.08)
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.20)	$(0.23)	$(0.27)	$(0.29)
From net realized gain on investments	—	—	—	—	(1.31)
Total distributions declared to shareholders	$(0.25)	$(0.20)	$(0.23)	$(0.27)	$(1.60)
Net asset value, end of period (x)	$15.20	$13.19	$13.46	$12.84	$13.17
Total return (%) (r)(s)(t)(x)	17.24	(0.60)	6.65	(0.14)	(13.44)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.62	1.63	1.67	1.70
Expenses after expense reductions (f)	1.57	1.61	1.63	1.67	1.70
Net investment income	1.54	1.47	1.61	2.19	1.79
Portfolio turnover	23	24	32	56	53
Net assets at end of period (000 omitted)	$3,095	$4,007	$4,828	$4,609	$5,018

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Years ended 9/30
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.25	$13.53	$12.90	$13.23	$16.92
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.21	$0.21	$0.25	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	2.05	(0.29)	0.65	(0.31)	(2.36)
Total from investment operations	$2.27	$(0.08)	$0.86	$(0.06)	$(2.09)
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.20)	$(0.23)	$(0.27)	$(0.29)
From net realized gain on investments	—	—	—	—	(1.31)
Total distributions declared to shareholders	$(0.25)	$(0.20)	$(0.23)	$(0.27)	$(1.60)
Net asset value, end of period (x)	$15.27	$13.25	$13.53	$12.90	$13.23
Total return (%) (r)(s)(t)(x)	17.26	(0.66)	6.69	(0.14)	(13.45)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.62	1.63	1.67	1.70
Expenses after expense reductions (f)	1.57	1.61	1.63	1.67	1.70
Net investment income	1.53	1.47	1.60	2.18	1.79
Portfolio turnover	23	24	32	56	53
Net assets at end of period (000 omitted)	$6,028	$5,091	$4,973	$4,100	$4,372

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by companies in which the fund invests and the actual annual net investment income ratio may differ.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Total Return Fund (the fund) is a series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

In this reporting period the fund adopted FASB Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments

Notes to Financial Statements – continued

and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,

Notes to Financial Statements – continued

an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$3,556,760,202	$—	$—	$3,556,760,202
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	821,661,715	—	821,661,715
Non-U.S. Sovereign Debt	—	97,619,420	—	97,619,420
Corporate Bonds	—	365,753,643	—	365,753,643
Residential Mortgage-Backed Securities	—	724,367,019	—	724,367,019
Commercial Mortgage-Backed Securities	—	91,200,656	—	91,200,656
Asset-Backed Securities (including CDOs)	—	10,969,471	—	10,969,471
Foreign Bonds	—	161,337,546	—	161,337,546
Mutual Funds	119,222,920	—	—	119,222,920
Total Investments	$3,675,983,122	$2,272,909,470	$—	$5,948,892,592
When-Issued Equity Sale	$(9,115,200)	$—	$—	$(9,115,200)

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $206,750,742 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the

Notes to Financial Statements – continued

dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA purchase commitments are held at carrying value which approximates fair value. If the TBA purchase commitments were carried at fair value, their fair value would be considered level 2 under the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended September 30, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net

Notes to Financial Statements – continued

investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	9/30/12	9/30/11
Ordinary income (including any short-term capital gains)	$141,501,529	$136,677,591

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/12
Cost of investments	$5,195,936,054
Gross appreciation	855,085,699
Gross depreciation	(102,129,161)
Net unrealized appreciation (depreciation)	$752,956,538
Undistributed ordinary income	10,577,984
Capital loss carryforwards	(475,820,313)
Other temporary differences	(10,820,923)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after September 30, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of September 30, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
9/30/18	$(475,820,313)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after

Notes to Financial Statements – continued

purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 9/30/12	Year ended 9/30/11
Class A	$104,008,922	$98,123,100
Class B	6,613,089	7,513,808
Class C	13,629,421	12,571,969
Class I	3,124,280	2,758,884
Class R1	306,928	264,315
Class R2	3,602,635	3,417,612
Class R3	4,588,957	3,827,537
Class R4	5,172,503	7,838,956
Class R5 (i)	924	—
Class 529A	292,028	215,036
Class 529B	62,365	68,423
Class 529C	99,477	77,951
Total	$141,501,529	$136,677,591

(i)	For the period from the class inception, June 1, 2012, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $6.3 billion of average daily net assets	0.35%
Average daily net assets in excess of $6.3 billion	0.34%

The management fee incurred for the year ended September 30, 2012 was equivalent to an annual effective rate of 0.35% of the fund’s average daily net assets.

If at the end of any month, the fund’s fiscal year-to-date average daily net assets exceed $11.5 billion and the total expenses for Class A exceed 0.87% of fiscal year-to-date average daily net assets, MFS has agreed in writing to reimburse Class A expenses such that Class A total expenses for the fund year-to-date are no greater than 0.87% of fiscal year-to-date average daily net assets, and to reduce the total expenses of the other share classes by the same percentage. If at the end of any month, the fund’s fiscal year-to-date average daily net assets exceed $12.5 billion and the total expenses for Class A exceed 0.85% of fiscal year-to-date average daily net assets, MFS has agreed in writing to reimburse Class A expenses such that Class A total expenses for the fund year-to-date are no greater than 0.85% of fiscal year-to-date average daily net assets, and to reduce the total expenses of the other share classes by the same percentage. This written agreement excludes interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, and will continue

Notes to Financial Statements – continued

until November 30, 2012. For the year ended September 30, 2012, the fund’s fiscal year-to-date average daily net assets did not exceed the limits and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $725,003 and $6,769 for the year ended September 30, 2012, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$10,227,543
Class B	0.75%	0.25%	1.00%	1.00%	3,736,359
Class C	0.75%	0.25%	1.00%	1.00%	7,651,367
Class R1	0.75%	0.25%	1.00%	1.00%	169,732
Class R2	0.25%	0.25%	0.50%	0.50%	788,766
Class R3	—	0.25%	0.25%	0.25%	451,386
Class 529A	—	0.25%	0.25%	0.25%	29,062
Class 529B	0.75%	0.25%	1.00%	1.00%	36,395
Class 529C	0.75%	0.25%	1.00%	1.00%	57,328
Total Distribution and Service Fees					$23,147,938

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2012 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and

Notes to Financial Statements – continued

Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2012, were as follows:

Amount
Class A	$15,633
Class B	348,307
Class C	33,804
Class 529B	349
Class 529C	33

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will continue until modified by the fund’s Board of Trustees but such agreement will continue at least until January 31, 2014, after which MFD may eliminate this waiver without a vote of the fund’s Board of Trustees. For the year ended September 30, 2012, this waiver amounted to $10,498 and is reflected as a reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended September 30, 2012 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended September 30, 2012, were as follows:

	Fee	Waiver
Class 529A	$11,625	$5,812
Class 529B	3,639	1,820
Class 529C	5,733	2,866
Total Program Manager Fees and Waivers	$20,997	$10,498
Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2012, the fee was $2,303,644, which equated to 0.0391% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended September 30, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $5,885,902.

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2012 was equivalent to an annual effective rate of 0.0102% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $4,095 and the Retirement Deferral plan resulted in an expense of $6,123. Both amounts are included in independent Trustees’ compensation for the year ended September 30, 2012. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $103,496 at September 30, 2012, and is included in “Payable for independent Trustees’ compensation” on the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in “Other assets” and “Payable for independent Trustees’ compensation” on the Statement of Assets and Liabilities is $50,442 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of

Notes to Financial Statements – continued

services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended September 30, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $52,487 and are included in “Miscellaneous” expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $20,978, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” on the Statement of Operations. This money market fund does not pay a management fee to MFS.

On May 31, 2012, MFS purchased 6,993 shares of Class R5 for an aggregate amount of $100,000.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$606,309,309	$689,772,091
Investments (non-U.S. Government securities)	$706,516,259	$1,297,047,857

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/12		Year ended 9/30/11
	Shares	Amount	Shares	Amount
Shares sold
Class A	25,488,736	$369,916,614	33,851,938	$479,925,530
Class B	2,091,735	30,290,673	2,621,550	37,213,120
Class C	4,667,416	68,045,787	5,654,462	80,574,076
Class I	2,460,682	36,073,366	2,981,170	42,334,153
Class R1	191,551	2,775,941	203,825	2,887,014
Class R2	2,056,849	29,904,091	2,938,367	41,750,370
Class R3	3,346,654	48,266,307	4,261,211	60,382,900
Class R4	2,334,603	33,863,591	5,112,223	72,144,871
Class R5 (i)	6,993	100,000	—	—
Class 529A	211,036	3,047,914	131,729	1,859,153
Class 529B	13,964	203,047	20,520	291,658
Class 529C	74,535	1,079,248	90,505	1,283,670
	42,944,754	$623,566,579	57,867,500	$820,646,515

Notes to Financial Statements – continued

	Year ended 9/30/12		Year ended 9/30/11
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	6,412,590	$93,177,116	6,104,018	$86,505,462
Class B	408,630	5,924,742	469,825	6,652,767
Class C	673,218	9,819,198	627,672	8,929,840
Class I	161,420	2,343,898	152,613	2,161,428
Class R1	21,158	306,920	18,685	264,196
Class R2	219,199	3,191,107	209,396	2,974,251
Class R3	315,307	4,588,831	268,723	3,810,328
Class R4	314,069	4,537,612	434,978	6,171,585
Class R5 (i)	62	924	—	—
Class 529A	20,107	291,955	15,196	214,906
Class 529B	4,310	62,365	4,831	68,392
Class 529C	6,822	99,477	5,481	77,946
	8,556,892	$124,344,145	8,311,418	$117,831,101

Shares reacquired
Class A	(54,296,938)	$(784,852,589)	(67,870,559)	$(962,247,236)
Class B	(10,147,219)	(146,830,880)	(15,860,466)	(224,663,280)
Class C	(10,390,591)	(150,858,415)	(12,947,123)	(184,129,899)
Class I	(2,923,606)	(41,541,457)	(2,117,744)	(29,960,864)
Class R1	(205,526)	(2,962,496)	(363,889)	(5,161,739)
Class R2	(3,562,686)	(51,712,763)	(4,049,455)	(57,653,868)
Class R3	(2,624,171)	(38,159,548)	(4,794,311)	(67,907,378)
Class R4	(14,766,924)	(209,530,428)	(6,793,992)	(96,963,729)
Class 529A	(111,065)	(1,598,587)	(72,478)	(1,022,694)
Class 529B	(118,532)	(1,721,335)	(80,114)	(1,129,983)
Class 529C	(70,801)	(1,028,388)	(79,288)	(1,135,736)
	(99,218,059)	$(1,430,796,886)	(115,029,419)	$(1,631,976,406)

Net change
Class A	(22,395,612)	$(321,758,859)	(27,914,603)	$(395,816,244)
Class B	(7,646,854)	(110,615,465)	(12,769,091)	(180,797,393)
Class C	(5,049,957)	(72,993,430)	(6,664,989)	(94,625,983)
Class I	(301,504)	(3,124,193)	1,016,039	14,534,717
Class R1	7,183	120,365	(141,379)	(2,010,529)
Class R2	(1,286,638)	(18,617,565)	(901,692)	(12,929,247)
Class R3	1,037,790	14,695,590	(264,377)	(3,714,150)
Class R4	(12,118,252)	(171,129,225)	(1,246,791)	(18,647,273)
Class R5 (i)	7,055	100,924	—	—
Class 529A	120,078	1,741,282	74,447	1,051,365
Class 529B	(100,258)	(1,455,923)	(54,763)	(769,933)
Class 529C	10,556	150,337	16,698	225,880
	(47,716,413)	$(682,886,162)	(48,850,501)	$(693,498,790)

(i)	For the period from the class inception, June 1, 2012, through the stated period end.

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2012, the fund’s commitment fee and interest expense were $40,067 and $0, respectively, and are included in “Miscellaneous” expense on the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	81,012,960	1,061,693,600	(1,023,483,640)	119,222,920

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$87,103	$119,222,920

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and the Shareholders of MFS Total Return Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Fund (one of the portfolios comprising MFS Series Trust V) (the “Fund”) as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 15, 2012

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of November 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Asset Management, Director and Senior Counsel (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008);	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 41)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Nevin Chitkara William Douglas Steven Gorham Richard Hawkins Joshua Marston Brooks Taylor

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2011 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by

Board Review of Investment Advisory Agreement – continued

Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $6.3 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and

Board Review of Investment Advisory Agreement – continued

sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 59.96% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. The Registrant has not granted a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended September 30, 2012 and 2011, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2012	2011
Fees billed by Deloitte:
MFS Research Fund	40,864	39,360
MFS Total Return Fund	61,597	58,834
Total	102,461	98,194

	Audit Fees
	2012	2011
Fees billed by E&Y:
MFS International New Discovery Fund	45,117	42,972

For the fiscal years ended September 30, 2012 and 2011, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2012	2011	2012	2011	2012	2011
Fees billed by Deloitte:
To MFS Research Fund	0	0	6,288	6,052	1,821	601
To MFS Total Return Fund	1,500	0	8,701	8,374	3,270	601
Total fees billed by Deloitte To above Funds:	0	0	14,989	14,426	5,091	1,202

	Audit-Related Fees		Tax Fees		All Other Fees
	2012	2011[4]	2012	2011	2012	2011
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Research Fund*	1,540,374	639,204	0	0	0	113,100
To MFS and MFS Related Entities of MFS Total Return Fund*	1,540,374	639,204	0	0	0	113,100

	2012	2011[4]
Aggregate fees for non-audit services:
To MFS Research Fund, MFS and MFS Related Entities#	1,816,653	1,207,523
To MFS Total Return Fund, MFS and MFS Related Entities#	1,822,015	1,209,845

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees
	2012	2011	2012	2011	2012	2011
Fees billed by E&Y:
To MFS International New Discovery Fund	1,500	0	8,697	8,248	0	0

	Audit-Related Fees		Tax Fees		All Other Fees
	2012	2011	2012	2011	2012	2011
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS International New Discovery Fund*	0	0	0	0	0	0

	2012	2011[4]
Aggregate fees for non-audit services:
To MFS International New Discovery Fund, MFS and MFS Related Entities#	95,197	73,248

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[4]	Certain fees reported in 2011 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended September 30, 2011.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST V

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: November 15, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: November 15, 2012

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: November 15, 2012

*	Print name and title of each signing officer under his or her signature.